Legg Mason Financial Services Fund




               PRIMARY CLASS AND CLASS A PROSPECTUS       April 28, 2000




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                             THE ART OF INVESTING SM




As with all mutual funds, the Securities and Exchange Commission has not passed upon the accuracy or adequacy of this prospectus, nor has it approved or disapproved these securities. It is a criminal offense to state otherwise.

T A B LE  O F  C O N T E N T S

A b o u t   t h e  f u n d :

         3        Investment objective

         4        Principal risks

         6        Performance

         7        Fees and expenses of the fund

         9        Management

A b o u t  y o u r  i n v e s t m e n t:

         11       How to invest

         14       How to sell your shares

         16       Account policies

         17       Services for investors

         18       Distributions and taxes

         19       Financial highlights

Legg Mason Financial Services Fund:

[icon] I N V E S T M E N T  O B J E C T I V E

Investment objective:  long-term growth of capital.

Principal investment strategies:

Gray, Seifert & Co., Inc., the fund's sub-adviser, under normal circumstances, concentrates the fund's investments by investing at least 65% of the fund's assets in equity securities of issuers in the financial services industry that it believes are undervalued and thus may offer above average potential for capital appreciation. Equity securities include common stocks, preferred stocks, convertible securities, rights and warrants.

Financial services companies include, but are not limited to:

o        regional and money center banks

o        securities brokerage firms

o        asset management companies

o        savings banks and thrift institutions

o        specialty finance companies (e.g., credit card, mortgage providers)

o        insurance and insurance brokerage firms

o        government sponsored agencies, such as Sallie Mae

o        financial conglomerates

o foreign financial services companies (limited to 25% of total assets, not including ADRs)

Investments may also include companies that derive more than 50% of their revenues from providing products and services to the financial services industry, including software, hardware, publishing, news services, credit research and ratings services, internet services and business services.

The sub-adviser believes the financial services industry is undergoing many changes due to legislative reform and the shifting demographics of the population. In deciding what securities to buy, the sub-adviser analyzes an issuer's financial statements to determine earnings per share potential. It also reviews, as appropriate, the economy where the issuer does business, the products offered, its potential to benefit from industry changes and the strength and goals of management.

The sub-adviser will sell a security in the fund's portfolio if that security experiences earnings problems.

For temporary defensive purposes, the fund may hold all or a portion of its assets in money market instruments, cash equivalents, short-term government and corporate obligations or repurchase agreements. If the fund invests substantially in such instruments, the fund may not be pursuing its principle investment strategies and the fund may not achieve its investment objective.

PRINCIPAL RISKS

In general:

There is no assurance that the fund will meet its investment objective; investors could lose money by investing in the fund. As with all mutual funds, an investment in this fund is not insured or guaranteed by the Federal Deposit Insurance Company or any other government agency.

Market risk:

Stock prices generally fluctuate more than those of other securities, such as debt securities. Market risk, the risk that prices of securities will go down because of the interplay of market forces, may affect a single issuer, industry or section of the economy or may affect the market as a whole. The fund may experience a substantial or complete loss on an individual stock.

Concentration risk:

The fund invests primarily in securities in the financial services industry. A fund concentrating most of its investments in a single industry will be more susceptible to factors adversely affecting issuers within that industry than would a more diversified portfolio of securities.

Financial services companies are subject to extensive government regulation. The profitability of financial services companies is dependent on the availability and cost of funds, and can fluctuate significantly when interest rates change. Economic downturns, credit losses and severe price competition can negatively affect this industry.

Convertible securities:

A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula.

The value of a convertible security is a function of (1) its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege and (2) its worth, at market value, if converted into the underlying common stock. Convertible securities are typically issued by smaller capitalized companies whose stock prices may be volatile. The price of a convertible security often reflects such variations in the price of the underlying common stock in a way that non-convertible debt does not.

Interest rate and credit risk:

Debt securities are subject to interest rate risk, which is the possibility that the market prices of the fund's investments may decline due to an increase in market interest rates. Generally, the longer the maturity of a fixed income security, the greater is the effect on its value when rates change.

Debt securities are also subject to credit risk, i.e., the risk that an issuer of securities will be unable to pay principal and interest when due, or that the value of the security will suffer because investors believe the issuer is less able to pay. This is broadly gauged by the credit ratings of the securities in which the fund invests. However, ratings are only the opinions of the agencies issuing them and are not absolute guarantees as to quality.

Foreign securities risk:

Investments in foreign securities (including those denominated in U.S. dollars) involve certain risks not typically associated with investments in domestic issuers. The values of foreign securities are subject to economic and political developments in the countries and regions where the companies operate, such as changes in economic or monetary policies, and to changes in exchange rates. Values may also be affected by foreign tax laws and restrictions on receiving the investment proceeds from a foreign country. Some foreign governments have defaulted on principal and interest payments.

[icon]  P E R F O R M A N C E

The fund has three authorized classes of shares: Class A shares, Primary Class shares and Navigator Class shares. The information provided below is mainly for Primary Class shares, which is the class with the greatest net assets. Each class is subject to different expenses and a different sales charge structure. The information below provides an indication of the risk of investing in the fund by showing how the fund's average annual returns compare with those of a broad measure of market performance. Annual returns assume reinvestment of dividends and other distributions. Historical performance of a fund does not necessarily indicate what will happen in the future.

                              PRIMARY CLASS SHARES

Total Return as of December 31 (%):

1999     (10.97)
         -------

During the last calendar year:

                                Quarter Ended               Total Return

         Best quarter           June 30, 1999               4.93%

         Worst quarter          September 30, 1999          (13.23%)

In the following table, the average annual total return for the years ended December 31, 1999 is compared with the Standard & Poor's 500 Index (S&P 500), a broad-based unmanaged index of common stocks, commonly used to measure general market activity.

                                1 Year            Life of Class
                                ------            -------------

Class A                         (14.58%)          (8.61%)(a)

Primary Class                   (10.97%)          (5.27%)(a)

S&P 500                          21.04%           23.98% (b)

(a) November 16, 1998 (commencement of operations of each class) to December 31, 1999. On October 5, 1999 this fund was reorganized from a series of Bartlett Capital Trust to a series of Legg Mason Investors Trust, Inc.

(b)      For the period November 30, 1998 to December 31, 1999.

[icon]  F E E S  A N D  E X P E N S E S  O F  T H E  F U N D

The table below describes the fees and expenses you will incur directly or indirectly as an investor in the fund. The fund pays operating expenses directly out of its assets so they lower the fund's share price and dividends. Other expenses include transfer agency, custody, professional and registration fees.

                                Shareholder Fees
                    (fees paid directly from your investment)

--------------------------------------------------------------------------------
                                     Class A              Primary Class
--------------------------------------------------------------------------------
Maximum sales charge (load)
imposed on purchases (as a % of      4.75 % (a)               None
offering price)
--------------------------------------------------------------------------------
Maximum deferred sales charge
(as a % of net asset value)           None (b)                None
--------------------------------------------------------------------------------


                         Annual Fund Operating Expenses
                  (expenses that are deducted from fund assets)

--------------------------------------------------------------------------------
                                     Class A              Primary Class
--------------------------------------------------------------------------------
Management fees (c)                   1.00  %                 1.00 %
--------------------------------------------------------------------------------
Distribution and/or service
(12b-1) fees                          0.25 %                  1.00 %
--------------------------------------------------------------------------------
Other expenses                         .80 %                   .73 %
--------------------------------------------------------------------------------
Total Annual Fund Operating
Expenses (c)                          2.05 %                  2.73 %
--------------------------------------------------------------------------------

(a) Sales charge waivers and reduced sales charge purchase plans are available for Class A shares. See "How to Invest."

(b) A contingent deferred sales charge ("CDSC") of 1% of the net asset value of Class A shares will be imposed on redemptions of shares purchased pursuant to the front-end sales charge waiver on purchases of $1 million or more of Class A shares made within one year of the purchase date. See "How to Invest."

(c) Legg Mason Fund Adviser, Inc., as investment adviser, has voluntarily agreed to waive fees so that Class A and Primary Class expenses (exclusive of taxes, interest, brokerage and extraordinary expenses) do not exceed annual rates of 1.50% and 2.25% of the fund's average daily net assets attributable to Class A shares and Primary Class shares. These voluntary waivers will continue until April 30, 2001, and may be terminated by Legg Mason Fund Adviser, Inc. at any time. With these waivers, management fees and total annual fund operating expenses would be .57% and 1.50% for Class A shares, and .57% and 2.25% for Primary Class shares.

Example:

This example helps you compare the cost of investing in the fund with the cost of investing in other mutual funds. Although your actual costs may be higher or lower, you would pay the following expenses on a $10,000 investment in the fund, assuming (1) a 5% return each year, (2) the fund's operating expenses remain the same as shown in the table above, and (3) you redeem all of your shares at the end of the time periods shown.

--------------------------------------------------------------------------------
                         1 Year     3 Years       5 Years       10 Years
--------------------------------------------------------------------------------
Class A shares            $673       $1,087        $1,526        $2,741
--------------------------------------------------------------------------------
Primary Class shares      $276        $847         $1,445        $3,061
--------------------------------------------------------------------------------

[icon] M A N A G E M E N T

Adviser:

Legg Mason Fund Adviser, Inc. ("Adviser"), 100 Light Street, Baltimore, Maryland 21202, is the fund's investment adviser. The Adviser is responsible for the actual investment management of the fund, including making investment decisions and placing orders to buy, sell or hold a particular security. The Adviser has delegated investment advisory functions for the fund to a sub-adviser, as described below. The Adviser also supervises all aspects of the operations of the fund as administrator.

For its services during the period October 6, 1999 to December 31, 1999, the fund paid the Adviser a fee of 1% of its average daily net assets, net of any waivers. For the period January 1, 1999 through October 5, 1999, Bartlett & Co. served as investment adviser to the fund, under compensation arrangements substantially similar to those with the current adviser.

The Adviser acts as manager or adviser to investment companies with aggregate assets of about $18.2 billion as of December 31, 1999.

Sub-Adviser:

Gray, Seifert & Co., ("Gray, Seifert") 380 Madison Avenue, New York, New York 10017, serves as investment sub-adviser to the fund. For its services, Gray, Seifert receives a monthly fee from the Adviser equal to 60% of the fee actually paid to the adviser by the fund (net of any waivers). Gray, Seifert is known for its research and securities analysis with respect to the financial services industry. It has not previously advised a mutual fund; however, Gray, Seifert was the evaluator of the Legg Mason Regional Bank and Thrift Unit Investment Trusts. As of December 31, 1999, Gray, Seifert had aggregate assets under management of about $1.1 billion.

Portfolio Management:

Miles Seifert and Amy LaGuardia are responsible for co-managing the fund. Mr. Seifert has been Chairperson of the Board and a Director of Gray, Seifert since its inception in 1980. Ms. LaGuardia is Senior Vice President and Director of Research at Gray, Seifert where she has been employed since 1982.

Distributor of the fund's shares:

Legg Mason Wood Walker, Incorporated ("Legg Mason"), 100 Light Street, Baltimore, Maryland 21202, is the distributor of the fund's shares. The fund has adopted a separate plan under Rule 12b-1 with respect to each class that allows it to pay distribution fees and/or shareholder service fees for the sale of its shares and for services provided to shareholders. The fees are calculated daily and paid monthly.

Each class of shares bears differing class-specific expenses. Salespersons and others entitled to receive compensation for selling or servicing fund shares may receive more with respect to one class than another.

For Class A shares, the fund may pay Legg Mason a service fee at an annual rate of 0.25% of its average daily Class A net assets.

For Primary Class shares, the fund may pay Legg Mason a distribution fee at an annual rate of 0.75% and a service fee of 0.25% of average daily Primary Class shares net assets.

Because these fees are paid out of the fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Legg Mason collects the sales charges imposed on purchases of Class A shares and any CDSCs that may be imposed on certain redemptions of Class A shares. Legg
Mason reallows a portion of the sales charges on Class A shares to broker/dealers that have sold such shares in accordance with the Class A shares Purchase Schedule and may from time to time reallow the full amount of the sales charge.

Legg Mason may also pay special additional compensation and promotional incentives to broker/dealers who sell Class A shares of the fund.

Legg Mason may enter into agreements with other brokers to sell Primary Class shares of the fund. Legg Mason pays these brokers up to 90% of the distribution and service fee that it receives from the fund for those sales.

The Adviser, Gray, Seifert, and Legg Mason are wholly owned subsidiaries of Legg Mason, Inc., a financial services holding company.

[icon] H O W  T O  I N V E S T

To open a regular account or a retirement account contact a Legg Mason Financial Advisor, Legg Mason Funds Investor Services ("FIS"), or another entity that has entered into an agreement with the fund's distributor to sell shares of the fund. The minimum initial investment is $1,000 and the minimum for each purchase of additional shares is $100.

Retirement accounts include traditional IRAs, spousal IRAs, Education IRAs, Roth IRAs, simplified employee pension plans, savings incentive match plans for employees and other qualified retirement plans. The investment amount for an Education IRA is $500. Contact your financial adviser, FIS, or other entity offering the funds to discuss which one might be appropriate for you.

Certain investment methods (for example, through certain retirement plans) may be subject to lower minimum initial and additional investments. Arrangements may also be made with some employers and financial institutions for regular automatic monthly investments of $50 or more in shares of the fund. Contact your financial adviser or FIS with any questions regarding your investment options.

When placing a purchase order, please specify whether the order is for Class A or Primary Class shares. All purchase orders that fail to specify a class will automatically be invested in Primary Class shares.

Once your account is open, you may use the following methods to purchase shares of the fund:

--------------------------------------------------------------------------------
In Person                 Give your  financial  adviser a check for $100 or more
                          payable to the fund.
--------------------------------------------------------------------------------
Mail                      Mail your check, payable to the fund, for $100 or more
                          to  your  financial  adviser  or to Legg  Mason  Funds
                          Investor  Services at P.O.  Box 17023,  Baltimore,  MD
                          21297-0356.
--------------------------------------------------------------------------------
Telephone or  Wire        Call your financial  adviser or FIS at  1-800-822-5544
                          to transfer  available cash balances in your brokerage
                          account or to transfer  money from your bank directly.
                          Wire  transfers may be subject to a service  charge by
                          your bank.
--------------------------------------------------------------------------------
Internet or TeleFund      FIS clients may  purchase  shares of the fund  through
                          Legg       Mason's        Internet       site       at
                          http://www.leggmasonfunds.com  or through a  telephone
                          account     management     service    "TeleFund"    at
                          1-877-6-LMFUNDS.
--------------------------------------------------------------------------------
Future First Systematic   Contact a Legg  Mason  Financial  Adviser to enroll in
Investment Plan           Legg Mason's Future First Systematic  Investment Plan.
                          Under this plan, you may arrange for automatic monthly
                          investments  in a fund of $50 or  more.  The  transfer
                          agent will transfer funds monthly from your Legg Mason
                          account  or  from  your  checking/savings  account  to
                          purchase shares of the fund.
--------------------------------------------------------------------------------
Automatic                 Arrangements  may be  made  with  some  employers  and
Investments               financial  institutions for regular  automatic monthly
                          investments  of $50 or more in shares of the fund. You
                          may  also   reinvest   dividends   from  certain  unit
                          investment trusts in shares of the fund.
--------------------------------------------------------------------------------

Investments made through entities other than Legg Mason may be subject to transaction fees or other purchase conditions established by those entities. You should consult their program literature for further information.

Purchase orders received by your financial adviser, FIS or the entity offering the fund before the close of the New York Stock Exchange ("Exchange") (normally 4:00 p.m., Eastern time) will be processed at the fund's net asset value as of the close of the Exchange on that day. Orders received after the close of the Exchange will be processed at the fund's net asset value as of the close of the Exchange on the next day the Exchange is open. Payment must be made within three business days.

Navigator Class shares, which have a lower overall cost structure, are offered through a separate prospectus only to certain investors.

Class A Shares Purchase Schedule:

The fund's offering price for Class A shares purchases is equal to the net asset value per share plus a front-end sales charge determined from the following schedule (which may be amended from time to time):

                         Sales Charge       Sales Charge     Dealer Reallowance
                           as a % of          as a % of           as a % of
Amount of Purchase      Offering Price     Net Investment      Offering Price

Less than $25,000            4.75%              4.99%               4.00%
$25,000 to $49,999           4.50               4.71                3.75
$50,000 to $99,999           4.00               4.17                3.25
$100,000 to $249,999         3.50               3.63                2.75
$250,000 to $499,999         2.50               2.56                2.00
$500,000 to $999,999         2.00               2.04                1.60
$1 million or more *         0.00               0.00                1.00

* For redemptions made within one year of the purchase date, a CDSC of 1% of the shares' net asset value at the time of purchase or sale, whichever is less, may be charged on redemptions of shares purchased pursuant to the front-end sales charge waiver for purchases of $1 million or more. See "How to Sell Your Shares" for a discussion of any applicable CDSC on Class A shares.

The distributor will pay the following commissions to brokers that initiate and are responsible for purchases of Class A shares of any single purchaser of $2 million or more in the aggregate: 0.80% up to $2,999,999, plus 0.50% of the excess over $3 million up to $20 million, plus 0.25% of the excess over $20 million.

Sales Charge Waivers for Class A Shares:

Purchases of Class A shares made by the following investors will not be subject to a sales charge:

o   advisory clients (and related accounts) of Gray, Seifert

o certain employee benefit or retirement accounts (subject to the discretion of Legg Mason)

o   employees of Legg Mason, Inc. and its affiliates

o registered representatives or full-time employees of broker/dealers that have dealer agreements with the distributor

o   the children, siblings and parents of such persons

o broker/dealers, registered investment advisers, financial institutions or financial planners for the accounts of clients participating in "wrap fee" advisory programs that adhere to certain standards and that are subject to agreements between those entities and the distributor

o   purchases of $1,000,000 or more

Investors may be eligible for a reduced sales charge on purchases of Class A shares through a Right of Accumulation or under a Letter of Intent.

Right of Accumulation:

To receive the Right of Accumulation, investors must give the distributor or their broker/dealer sufficient information to permit qualification. If qualified, investors may purchase shares of the fund at the sales charge applicable to the total of:

o   the dollar amount being purchased, plus

o the dollar amount of the investors' concurrent purchases of Class A shares of other Legg Mason funds, plus

o the price of all shares of Class A shares of Legg Mason funds already held by the investor.

Letter of Intent:

Investors may execute a Letter of Intent indicating an aggregate amount to be invested in Class A shares of any Legg Mason fund in the following 13 months. All purchases made during that period will be subject to the sales charge applicable to that aggregate amount.

If a Letter of Intent is executed within 90 days of a prior purchase of Class A shares, the prior purchase may be included under the Letter of Intent and an adjustment will be made to the applicable sales charge. The adjustment will be based on the current net asset value of the fund.

If the total amount of purchases does not equal the aggregate amount covered by the Letter of Intent after the thirteenth month, you will be required to pay the difference between the sales charges paid at the reduced rate and the sales charge applicable to the purchases actually made.

Shares having a value equal to 5% of the amount specified in the Letter of Intent will be held in escrow during the 13 month period (while remaining registered in your name) and will be subject to redemption to assure any necessary payment to the distributor of a higher applicable sales charge.

[icon]  H O W  T O  S E L L  Y O U R  S H A R E S

You may use any of the following methods to sell shares of the fund:

--------------------------------------------------------------------------------
Telephone          Call  your  financial  adviser  or FIS at  1-800-822-5544  or entity offering the fund and request redemption. Please have the following information ready when you call: the name of the fund, the number of shares (or dollar amount) to be redeemed and your shareholder account number.

                   Proceeds  will be  credited  to your  brokerage  account or a check will be sent to you, at your direction, at no charge to you.  Wire  requests will be subject to a fee of $12. Be sure that your financial adviser has your bank account information on file.
--------------------------------------------------------------------------------
Internet or        FIS clients may request a redemption  of fund shares  through
TeleFund           Legg      Mason's      Internet      site     at     TeleFund
                   http://www.leggmasonfunds.com    or   through   TeleFund   at
                   1-877-6-LMFUNDS.
--------------------------------------------------------------------------------
Mail               Send a  letter  to the  fund  requesting  redemption  of your shares.  The letter  should be signed by all of the owners of
                   the  account   and  their   signatures   guaranteed   without
                   qualification. You may obtain a signature guarantee from most banks or securities dealers.
--------------------------------------------------------------------------------

The fund will follow reasonable procedures to ensure the validity of any telephone or Internet redemption request, such as requesting identifying information from users or employing identification numbers. Unless you specify that you do not wish to have telephone redemption privileges, you may be held responsible for any fraudulent telephone order.

Fund shares will be sold at the next net asset value calculated after your redemption request is received by your financial adviser or FIS.

Redemption orders will be processed promptly. Generally, proceeds from redemption orders received before 11:00 a.m. Eastern time will be sent that same day. Payment of the proceeds of redemptions of shares that were recently purchased by check or acquired through reinvestment of distributions on such shares may be delayed for up to 10 days from the purchase date in order to allow for the check to clear.

Additional   documentation  may  be  required  from   corporations,   executors,
partnerships, administrators, trustees or custodians.

Redemptions made through entities other than Legg Mason may be subject to transaction fees or other conditions established by those entities. You should consult their program literature for further information.

The fund has reserved the right under certain conditions to redeem its shares in kind by distributing portfolio securities in payment for redemptions.

Contingent deferred sales charges:

If you redeem any Class A shares within one year that were purchased without a sales charge because the purchase totaled $1,000,000 or more, you will be subject to a CDSC of 1% of the lower of the original purchase price or the net asset value of such shares at the time of redemption. You may exchange such shares purchased without a sales charge for Class A shares of another fund without being charged a CDSC. You will be subject to a CDSC if you redeem shares acquired through exchange.

Class A shares that are redeemed will not be subject to the CDSC to the extent that the value of such shares represents (i) reinvestment of dividends or other distributions or (ii) shares redeemed more than one year after their purchase. The amount of any CDSC will be paid to the distributor.

The fund will use the "first-in, first-out" method to determine the one year holding period. The date of redemption or exchange will be compared with the earliest purchase date of shares held in the account. The fee will not apply to any shares purchased through reinvestment of dividends or other distributions or to shares held in retirement plans; however, it will apply to shares held in IRA accounts (including IRA-based plans) and to shares purchased through automatic investment plans.

[icon]  A C C O U N T  P O L I C I E S

Calculation of net asset value:

Net asset value per Class A share and Primary Class share is determined daily as of the close of the Exchange, on every day the Exchange is open. The Exchange is normally closed on all national holidays and Good Friday. To calculate the fund's Class A share or Primary Class share price, the fund's assets attributable to that class of shares are valued and totaled, liabilities attributable to that class of shares are subtracted, and the resulting net assets are divided by the number of shares outstanding for that class. The fund's securities are valued on the basis of market quotations or, lacking such quotations, at fair value as determined under the policies approved by the Board of Directors.

Where a security is traded on more than one market, the securities are generally valued on the market considered by the sub-adviser to be the primary market. Fixed income securities generally are valued using market quotations or independent pricing services that use prices provided by market makers or estimates of market values. Securities with remaining maturities of 60 days or less are valued at amortized cost.

To the extent that the fund has portfolio securities that are primarily listed on foreign exchanges that trade on days when the fund does not price its shares, the net asset value of the fund may change on days when shareholders will not be able to purchase or redeem the fund's shares.

Other:

Fund shares may not be held in, or transferred to, an account with any firm that does not have an agreement with Legg Mason or its affiliates.

If your account falls below $500 for reasons other than a drop in share price, the fund may ask you to increase your balance. If, after 60 days, your account is still below $500, the fund may close your account and send you the proceeds. The fund will not redeem accounts that fall below $500 solely as a result of a reduction in net asset value per share.

The fund reserves the right to:

o reject any order for shares or suspend the offering of shares for a period of time,

o    change its minimum investment amounts, and

o delay sending out redemption proceeds for up to seven days. This generally applies only in cases of very large redemptions, excessive trading or during unusual market conditions. The fund may delay redemptions beyond seven days, or suspend redemptions, only as permitted by the SEC.

[icon]  S E R V I C E S  F O R  I N V E S T O R S

For further information regarding any of the services below, please contact your financial adviser or other entity offering the fund for sale.

Confirmations and account statements:

You will receive from Legg Mason a confirmation after each transaction involving Class A shares or Primary Class shares (except a reinvestment of dividends or capital gain distributions and purchases made through the Future First Systematic Investment Plan or through automatic investments). Legg Mason or the entity through which you invest will send you account statements monthly unless there has been no activity in the account. Legg Mason will send you statements quarterly if you participate in the Future First Systematic Investment Plan or if you purchase shares through automatic investments.

Systematic Withdrawal Plan:

If you are purchasing or already own shares of the fund with a net asset value of $5,000 or more, you may elect to make systematic withdrawals from the fund. The minimum amount for each withdrawal is $50. You should not purchase shares of the fund when you are a participant in the Plan.

Exchange Privilege:

Fund shares may be exchanged for the corresponding class of shares of any of the other Legg Mason funds, provided these funds are eligible for sale in your state of residence. You can request an exchange in writing or by phone. Be sure to read the current prospectus for any fund into which you are exchanging.

There is currently no fee for exchanges; however, you may be subject to a sales charge when exchanging into a fund that has one. As described above under the heading `Contingent Deferred Sales Charge,' a CDSC may apply to the redemption of Class A shares acquired through an exchange. In addition, an exchange of the fund's shares will be treated as a sale of the shares and any gain on the transaction may be subject to tax.

The fund reserves the right to:

o terminate or limit the exchange privilege of any shareholder who makes more than four exchanges from the fund in one calendar year.

o terminate or modify the exchange privilege after 60 days' written notice to shareholders.

Reinstatement Privilege:

If you have redeemed your Class A shares, you may reinstate your fund account without a sales charge up to the dollar amount redeemed by purchasing shares within 90 days of the redemption. Within 90 days of redemption, contact Legg Mason or your broker/dealer and notify them of your desire to reinstate and give them an order for the amount to be purchased. The reinstatement will be made at the net asset value next determined after the notification and purchase order have been received by the transfer agent.

[icon]  D I S T R I B U T I O N S  A N D  T A X E S

The fund declares and pays any dividends on an annual basis.

Distributions of substantially all of the fund's net capital gain (the excess of any net long-term capital gain over net short-term capital loss) and any net realized gain from foreign currency transactions are generally declared and paid after the end of the taxable year in which the gain is realized. A second distribution of net capital gain may be necessary in some years to avoid imposition of a federal excise tax.

Your dividends and other distributions will be automatically reinvested in the same class of shares of the fund, unless you elect to receive dividends and/or other distributions in cash. To change your election, you must notify the fund at least 10 days before the next dividend and/or other distribution is to be paid.

If the postal or other delivery service is unable to deliver your distribution check, your distribution option will automatically be converted to having all dividends and other distributions reinvested in fund shares. No interest will accrue on amounts represented by uncashed distribution or redemption checks.

Fund dividends and other distributions are taxable to most investors (other than retirement plans and other tax-exempt investors) whether received in cash or reinvested in additional shares of the fund. Dividends from investment company taxable income (which includes net investment income and net short-term capital gain) are taxable as ordinary income. Distributions of the fund's net capital gain are taxable as long-term capital gain, regardless of how long you have held your fund shares.

The sale or exchange of fund shares may result in a taxable gain or loss, depending on whether the proceeds are more or less than the cost of your shares.

A tax statement is sent to you at the end of each year detailing the tax status of your distributions.

The fund will withhold 31% of all dividends, capital gain distributions and redemption proceeds payable to individuals and certain other non-corporate shareholders who do not provide the fund with a valid taxpayer identification number. The fund will also withhold 31% of all dividends and capital gain distributions payable to shareholders who are otherwise subject to backup withholding.

Because each investor's tax situation is different, please consult your tax adviser about federal, state and local tax considerations.

[icon]   F I N A N C I A L  H I G H L I G H T S

The financial highlights table below is intended to help you understand the fund's financial performance since its inception. Total return represents the rate that an investor would have earned (or lost) on an investment in the fund, assuming reinvestment of all dividends and other distributions. Certain information reflects financial results for a single fund share. The information for the period January 1, 1999 to December 31, 1999, has been audited by the fund's independent auditors, Ernst & Young LLP, whose report, along with the fund's financial statements, is incorporated by reference into the Statement of Additional Information and is included in the annual report. The information for the period November 16, 1998 to December 31, 1998 has been audited by PricewaterhouseCoopers LLP. The annual report is available upon request by calling toll-free 1-800-822-5544.

-------------------------------------------------------------------------------------------------------------------
                        Investment Operations                                            Distributions
-------------------------------------------------------------------------------------------------------------------
             Net Asset    Net             Net Realized    Total From   From Net       From Net           Net Asset
             Value,       Investment      and             Investment   Investment     Realized           Value,
             Beginning    Income/(Loss)   Unrealized      Operations   Income         Gains              End of
             of Period                    Gain/(Loss)                                                    Period
                                          On Investments
-------------------------------------------------------------------------------------------------------------------
Primary Class Shares:
-------------------------------------------------------------------------------------------------------------------
Year Ended     $10.57      $(0.07)(C)         $(1.09)      $(1.16)        $ ---          $ ---           $ 9.41
Dec. 31,
1999 (B)
-------------------------------------------------------------------------------------------------------------------
Period          10.00       (0.01)(C)           0.58         0.57           ---            ---            10.57
Ended
Dec. 31,
1998(D)
-------------------------------------------------------------------------------------------------------------------
Class A Shares:
-------------------------------------------------------------------------------------------------------------------
Year Ended     $10.58      $---(E)            $(1.09)      $(1.09)        $ ---           $---           $ 9.49
Dec. 31,
1999 (B)
-------------------------------------------------------------------------------------------------------------------
Period          10.00       ---(E)              0.58         0.58           ---            ---            10.58
Ended
Dec. 31,
1998(D)
-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------
                            Ratios/Supplemental Data
-------------------------------------------------------------------------------------------------------------------
                    Total Return       Expenses to      Net Investment       Portfolio             Net Assets,
                       (%)(A)          Average Net     Income/(Loss) to       Turnover             End of Year
                                       Assets (%)         Average Net         Rate(%)             (thousands-$)
                                                          Assets (%)
-------------------------------------------------------------------------------------------------------------------
Primary Class Shares:
-------------------------------------------------------------------------------------------------------------------
Year Ended
Dec. 31,              (10.97)%          2.25%(C)         (0.73)%(C)            27.1%                $28,366
1999 (B)
-------------------------------------------------------------------------------------------------------------------
Period Ended            5.70%(F)        2.25%(C,G)       (0.11)%(C,G)          ----                  14,598
Dec. 31,
1998(D)
-------------------------------------------------------------------------------------------------------------------
Class A Shares:
-------------------------------------------------------------------------------------------------------------------
Year Ended
Dec. 31,              (10.30)%         $1.50% (E)         0.01% (E)            27.1%                $ 9,399
1999 (B)
-------------------------------------------------------------------------------------------------------------------
Period Ended            5.80%(F)        1.50%(E,G)        0.22%(E,G)           ----                   7,451
Dec. 31,
1998(D)
-------------------------------------------------------------------------------------------------------------------

(A) Excluding sales charge on Class A shares.

(B) Effective October 5, 1999, LMFA became the Fund's investment adviser, replacing Bartlett & Co.

(C) Net of fees waived pursuant to a voluntary expense limitation of 2.25%. If no fees had been waived, the annualized ratio of expenses to average daily net assets would have been as follows: 1999, 2.73%; 1998, 2.40%.

(D) For the period November 16, 1998 (commencement of operations of each class) to December 31, 1998. (E) (E) Net of fees waived pursuant to a voluntary expense limitation of 1.50%. If no fees had been waived, the annualized ratio of expenses to average daily net assets would have been as follows: 1999, 2.05%; 1998, 1.65%.

(F) Not annualized.
(G) Annualized.

L e g g  M a s o n  F i n a n c i a l  S e r v i c e s  F u n d

The following additional information about the fund is available upon request and without charge:

Statement of Additional Information (SAI) - The SAI is filed with the Securities and Exchange Commission (SEC) and is incorporated by reference into (is considered part of) this prospectus. The SAI provides additional details about the fund and its policies.

Annual and Semi-Annual Reports - Additional information about the fund's investments is available in the fund's annual and semi-annual reports to shareholders. In the fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the fund's performance during its last fiscal year.

To request the SAI or any reports to shareholders, or to obtain more information:

o        call toll-free 1-800-822-5544
o        visit us on the Internet via http://www.leggmasonfunds.com
o        write to us at:            Legg Mason Wood Walker, Incorporated
                                    100 Light Street, P.O. Box 1476
                                    Baltimore, Maryland 21203-1476

Information about the fund, including the SAI, can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. Reports and other information about the fund are available on the EDGAR database on the SEC's Internet site at http://www.sec.gov. Investors may also obtain this information, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102.

LMF-188                                              SEC file number: 811-7692

Legg Mason Financial Services Fund
----------------------------------

Navigator Class of Legg Mason Financial Services Fund




                   NAVIGATOR SHARES PROSPECTUS April 28, 2000




                                      logo

                             THE ART OF INVESTING SM




As with all mutual funds, the Securities and Exchange Commission has not passed upon the accuracy or adequacy of this prospectus, nor has it approved or disapproved these securities. It is a criminal offense to state otherwise.

T A B LE  O F  C O N T E N T S

A b o u t   t h e  f u n d :

         3        Investment objective

         4        Principal risks

         6        Performance

         7        Fees and expenses of the fund

         8        Management

A b o u t  y o u r  i n v e s t m e n t:

         9        How to invest

         11       How to sell your shares

         12       Account policies

         13       Services for investors

         14       Distributions and taxes

         15       Financial highlights

Legg Mason Financial Services Fund:

[icon] I N V E S T M E N T  O B J E C T I V E

Investment objective:  long-term growth of capital.

Principal investment strategies:

Gray, Seifert & Co., Inc., the fund's sub-adviser, under normal circumstances, concentrates the fund's investments by investing at least 65% of the fund's assets in equity securities of issuers in the financial services industry that it believes are undervalued and thus may offer above average potential for capital appreciation. Equity securities include common stocks, preferred stocks, convertible securities, rights and warrants.

Financial services companies include, but are not limited to:

o        regional and money center banks

o        securities brokerage firms

o        asset management companies

o        savings banks and thrift institutions

o        specialty finance companies (e.g., credit card, mortgage providers)

o        insurance and insurance brokerage firms

o        government sponsored agencies, such as Sallie Mae

o        financial conglomerates

o foreign financial services companies (limited to 25% of total assets, not including ADRs)

Investments may also include companies that derive more than 50% of their revenues from providing products and services to the financial services industry, including software, hardware, publishing, news services, credit research and ratings services, internet services and business services.

The sub-adviser believes the financial services industry is undergoing many changes due to legislative reform and the shifting demographics of the population. In deciding what securities to buy, the sub-adviser analyzes an issuer's financial statements to determine earnings per share potential. It also reviews, as appropriate, the economy where the issuer does business, the products offered, its potential to benefit from industry changes and the strength and goals of management.

The sub-adviser will sell a security in the fund's portfolio if that security experiences earnings problems.

For temporary defensive purposes, the fund may hold all or a portion of its assets in money market instruments, cash equivalents, short-term government and corporate obligations or repurchase agreements. If the fund invests substantially in such instruments, the fund may not be pursuing its principle investment strategies and the fund may not achieve its investment objective.

PRINCIPAL RISKS

In general:

There is no assurance that the fund will meet its investment objective; investors could lose money by investing in the fund. As with all mutual funds, an investment in this fund is not insured or guaranteed by the Federal Deposit Insurance Company or any other government agency.

Market risk:

Stock prices generally fluctuate more than those of other securities, such as debt securities. Market risk, the risk that prices of securities will go down because of the interplay of market forces, may affect a single issuer, industry or section of the economy or may affect the market as a whole. The fund may experience a substantial or complete loss on an individual stock.

Style risk:

The fund invests primarily in securities in the financial services industry. A fund concentrating most of its investments in a single industry will be more susceptible to factors adversely affecting issuers within that industry than would a more diversified portfolio of securities.

Financial services companies are subject to extensive government regulation. The profitability of financial services companies is dependent on the availability and cost of funds, and can fluctuate significantly when interest rates change. Economic downturns, credit losses and severe price competition can negatively affect this industry.

Convertible securities:

A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula.

The value of a convertible security is a function of (1) its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege and (2) its worth, at market value, if converted into the underlying common stock. Convertible securities are typically issued by smaller capitalized companies whose stock prices may be volatile. The price of a convertible security often reflects such variations in the price of the underlying common stock in a way that non-convertible debt does not. Convertible securities are also subject to credit risk, as described above.

Interest rate and credit risk:

Debt securities are subject to interest rate risk, which is the possibility that the market prices of the fund's investments may decline due to an increase in market interest rates. Generally, the longer the maturity of a fixed income security, the greater is the effect on its value when rates change.

Debt securities are also subject to credit risk, i.e., the risk that an issuer of securities will be unable to pay principal and interest when due, or that the value of the security will suffer because investors believe the issuer is less able to pay. This is broadly gauged by the credit ratings of the securities in which the fund invests. However, ratings are only the opinions of the agencies issuing them and are not absolute guarantees as to quality.

Foreign securities risk:

Investments in foreign securities (including those denominated in U.S. dollars) involve certain risks not typically associated with investments in domestic issuers. The values of foreign securities are subject to economic and political developments in the countries and regions where the companies operate, such as changes in economic or monetary policies, and to changes in exchange rates. Values may also be affected by foreign tax laws and restrictions on receiving the investment proceeds from a foreign country. Some foreign governments have defaulted on principal and interest payments.

[icon]  PERFORMANCE

The information below provides an indication of the risks of investing in the fund by showing changes in the fund's performance from year to year. Annual returns assume reinvestment of dividends and other distributions. Navigator Class shares commenced operations on October 7, 1999. The returns presented for the fund are for Primary Class shares, which are not offered in this prospectus. Navigator Class and Primary Class shares are invested in the same portfolio of securities, and the annual returns for each class of shares would differ only to the extent that the Navigator Class would pay lower expenses, and therefore would have higher returns. Historical performance of a fund does not necessarily indicate what will happen in the future.

                              PRIMARY CLASS SHARES

Total Return as of December 31 (%):

1999     (10.97)
         -------

During the last calendar year:

                                Quarter Ended                Total Return

     Best quarter               June 30, 1999                 4.93%

     Worst quarter              September 30, 1999            (13.23%)


In the following table, the average annual total return for the years ended December 31, 1999 is compared with the Standard & Poor's 500 Index (S&P 500), a broad-based unmanaged index of common stocks, commonly used to measure general market activity.

                               1 Year            Life of Class

Primary Class                  (10.97%)          (5.27%) (a)

S&P 500 Index                   21.04%            23.98% (b)

(a) November 16, 1998 (commencement of operations of this class) to December 31, 1999. On October 5, 1999 this fund was reorganized from a series of Bartlett Capital Trust to a series of Legg Mason Investors Trust, Inc.

(b) For the period November 30, 1998 to December 31, 1999.

[icon]  F E E S  A N D  E X P E N S E S  O F  T H E  F U N D

The table below describes the fees and expenses you will incur directly or indirectly as an investor in the fund. The fund pays operating expenses directly out of its assets so they lower the fund's share price and dividends. Other expenses include transfer agency, custody, professional and registration fees.

                                 Navigator Class

                         Annual Fund Operating Expenses
                  (expenses that are deducted from fund assets)

   ---------------------------------------------------------------
   Management fees (a)                                  1.00 %
   ---------------------------------------------------------------
   Distribution and/or service (12b-1)
   fees                                                 None
   ---------------------------------------------------------------
   Other expenses (a)                                   0.67 %
   ---------------------------------------------------------------
   Total Annual Fund Operating
   Expenses (b)                                         1.67 %
   ---------------------------------------------------------------

(a) "Other expenses" are based on estimated expenses for the fiscal year ending December 31, 2000. Navigator Class commenced operations on October 7, 1999.

(b) Legg Mason Fund Adviser, Inc., as investment adviser, has voluntarily agreed to waive fees so that expenses of Navigator Class shares (exclusive of taxes, interest, brokerage and extraordinary expenses) do not exceed an annual rate of 1.25% of the fund's average daily net assets attributable to Navigator Class shares. This voluntary waiver will continue to April 30, 2001, and may be terminated at any time. With this waiver, estimated management fees and total annual fund operating expenses for the fund would be 0.57% and 1.25%.

Example:

This example helps you compare the cost of investing in the fund with the cost of investing in other mutual funds. Although your actual costs may be higher or lower, you would pay the following expenses on a $10,000 investment in the fund, assuming (1) a 5% return each year, (2) the fund's operating expenses remain the same as shown in the table above, and (3) you redeem all of your shares at the end of the time periods shown.

    ------------------------------------------------------------
    1 Year           3 Years           5 Years          10 Years
    ------------------------------------------------------------
     $170             $526              $907             $1976
    ------------------------------------------------------------

[icon] M A N A G E M E N T

Adviser:

Legg Mason Fund Adviser, Inc. ("Adviser"), 100 Light Street, Baltimore, Maryland 21202, is the fund's investment adviser. The Adviser is responsible for the actual investment management of the fund, including making investment decisions and placing orders to buy, sell or hold a particular security. The Adviser has delegated investment advisory functions for the fund to a sub-adviser, as described below. The Adviser also supervises all aspects of the operations of the fund as administrator.

For its services during the period October 6, 1999 to December 31, 1999, the fund paid the Adviser a fee of 1% of its average daily net assets, net of any waivers. For the period January 1, 1999 through October 5, 1999, Bartlett & Co. served as investment adviser to the fund, under compensation arrangements substantially similar to those with the current adviser.

The Adviser acts as manager or adviser to investment companies with aggregate assets of about $18.2 billion as of December 31, 1999.

Sub-Adviser:

Gray, Seifert & Co., ("Gray, Seifert") 380 Madison Avenue, New York, New York 10017, serves as investment sub-adviser to the fund. For its services, Gray, Seifert receives a monthly fee from the Adviser equal to 60% of the fee actually paid to the adviser by the fund (net of any waivers). Gray, Seifert is known for its research and securities analysis with respect to the financial services industry. It has not previously advised a mutual fund; however, Gray, Seifert was the evaluator of the Legg Mason Regional Bank and Thrift Unit Investment Trusts. As of December 31, 1999, Gray, Seifert had aggregate assets under management of about $ 1.1 billion.

Portfolio Management:

Miles Seifert and Amy LaGuardia are responsible for co-managing the fund. Mr. Seifert has been Chairperson of the Board and a Director of Gray, Seifert since its inception in 1980. Ms. LaGuardia is Senior Vice President and Director of Research at Gray, Seifert where she has been employed since 1982.

Distributor of the fund's shares:

Legg Mason Wood Walker, Incorporated ("Distributor" or "Legg Mason"), 100 Light Street, Baltimore, Maryland 21202, distributes the fund's shares pursuant to an Underwriting Agreement. The Underwriting Agreement obligates the Distributor to pay certain expenses in connection with offering fund shares, including compensation to its financial advisers, the printing and distribution of prospectuses, statements of additional information and shareholder reports (after these have been printed and mailed to existing shareholders at the fund's expense), supplementary sales literature and advertising materials.

The Distributor and Gray, Seifert may pay non-affiliated entities out of their own assets to support the distribution of Navigator Class shares and shareholder servicing.

The Adviser, Gray, Seifert, and the Distributor are wholly owned subsidiaries of Legg Mason, Inc., a financial services holding company.

[icon] H O W  T O  I N V E S T

Navigator Class shares are currently offered for sale only to:

o Institutional Clients of Legg Mason Trust Company for which they exercise discretionary investment management responsibility and accounts of the customers with such Institutional Clients ("Customers").

o Qualified retirement plans managed on a discretionary basis and having net assets of at least $200 million.

o    Any qualified retirement plan having net assets of at least $300 million.

o Clients of Bartlett & Co. who, as of December 19, 1996, were shareholders of Bartlett Short Term Bond Fund or Bartlett Fixed Income Fund and for whom Bartlett acts as an ERISA fiduciary.

o Any qualified retirement plan of Legg Mason, Inc. or of any of its affiliates.

o Certain institutions who were clients of Fairfield Group, Inc. as of February 28, 1999 for investment of their own monies and monies for which they act in a fiduciary capacity.

o Shareholders of Class Y shares of Bartlett Europe Fund or Bartlett Financial Services Fund on October 5, 1999.

o Any open-end management investment company advised or managed by LMFA or by any person controlling, controlled by, or under common control with LMFA.

Eligible investors may purchase Navigator Class shares through a brokerage account at Legg Mason. The minimum initial investment is $50,000 and the minimum for each purchase of additional shares is $100. Institutional Clients may set different minimums for their Customers' investments in accounts invested in Navigator Class shares.

Customers of certain Institutional Clients that have omnibus accounts with the fund's transfer agent can purchase shares through those Institutions. The distributor may pay such Institutional Clients for account servicing. Institutional Clients may charge their Customers for services provided in connection with the purchase and redemption of shares. Information concerning these services and any applicable charges will be provided by the Institutional Clients. This Prospectus should by read by Customers in connection with any such information received by Institutional Clients. Any such fees, charges or requirements imposed by Institutional Clients will be in addition to the fees and requirements of this Prospectus.

Certain institutions that have agreements with Legg Mason or the fund may be authorized to accept purchase and redemption orders on their behalf. Once the authorized institution accepts the order, you will receive the next determined net asset value. You should consult with your institution to determine the time by which it must receive your order to get that day's share price. It is the institution's responsibility to transmit your order to the fund in a timely fashion.

Purchase orders received by Legg Mason before the close of the New York Stock Exchange (normally 4:00 p.m., Eastern time) will be processed at the fund's net asset value as of the close of the exchange on that day. The fund is open for business every day the New York Stock Exchange is open. The New York Stock Exchange is closed on all national holidays and Good Friday. Orders received after the close of the exchange will be processed at the fund's net asset value as of the close of the exchange on the next day the exchange is open. Payment must be made within three business days to the selling organization.

[icon]  H O W  T O  S E L L  Y O U R  S H A R E S

To redeem your shares by telephone:

o        Call 1-800-822-5544

Please have available the number of shares (or dollar amount) to be redeemed and the account number.

The fund will follow reasonable procedures to ensure the validity of any telephone redemption request, such as requesting identifying information from callers or employing identification numbers. Unless you specify that you do not wish to have telephone redemption privileges, you may be held responsible for any fraudulent telephone order.

Customers  of   Institutional   Clients  may  redeem  only  in  accordance  with
instructions and limitations pertaining to their account at the Institution.

Redemption orders received by Legg Mason before the close of the New York Stock Exchange will be transmitted to the fund's transfer agent. Your order will be processed at that day's net asset value. Redemption orders received by Legg Mason after the close of the exchange will be processed at the closing net asset value on the next day the exchange is open.

Your order will be processed promptly and you will generally receive the proceeds by mail to the name and address on the account registration within a week. You may also have your telephone redemption requests paid by a direct wire to a previously designated domestic commercial bank account

Payment of the proceeds of redemptions of shares that were recently purchased by check or acquired through reinvestment of dividends on such shares may be delayed for up to 10 days from the purchase date in order to allow for the check to clear.

The fund has reserved the right under certain conditions to redeem its shares in kind by distributing portfolio securities in payment for redemptions.

[icon]  A C C O U N T  P O L I C I E S

Calculation of Net Asset Value:

Net asset value per Navigator Class share is determined daily as of the close of the Exchange on every day the Exchange is open. The Exchange is normally closed on all national holidays and Good Friday. To calculate the fund's Navigator Class share price, the fund's assets attributable to Navigator Class shares are valued and totaled, liabilities attributable to Navigator Class shares are subtracted, and the resulting net assets are divided by the number of Navigator Class shares outstanding. The fund's securities are valued on the basis of market quotations or, lacking such quotations, at fair value as determined under policies approved by the Board of Directors.

Where a security is traded on more than one market, which may include foreign markets, the securities are generally valued on the market considered by the sub-adviser to be the primary market. Securities with remaining maturities of 60 days or less are valued at amortized cost. The fund will value its foreign securities in U.S. dollars on the basis of the then-prevailing exchange rates.

To the extent that the fund has portfolio securities that are primarily listed on foreign exchanges that trade on days when the fund does not price its shares, the net asset value of the fund may change on days when shareholders will not be able to purchase or redeem the fund's shares.

Other:

Fund shares may not be held in, or transferred to, an account with any firm that does not have an agreement with Legg Mason or its affiliates.

The fund reserves the right to:

o Reject any order for shares or suspend the offering of shares for a period of time.

o    Change its minimum investment amounts.

o Delay sending out redemption proceeds for up to seven days. This generally applies only in cases of very large redemptions or excessive trading or during unusual market conditions. The fund may delay redemptions beyond seven days, or suspend redemptions, only as permitted by the SEC.

[icon]  S E R V I C E S  F O R  I N V E S T O R S

Confirmations and Account Statements:

Confirmations will be sent to Institutional Clients after each transaction involving Navigator Class shares which will include the total number of shares being held in safekeeping by the transfer agent. The transfer agent will send confirmations of each purchase and redemption transaction (except a reinvestment of dividends or capital gain distributions). Beneficial ownership of shares by Customer accounts will be recorded by the Institutional Client and reflected in their regular account statements.

Exchange Privilege:

Navigator Class shares of this fund may be exchanged for shares of the Legg Mason Money Market Funds or Navigator Class shares of any of the other Legg Mason funds, provided these funds are eligible for sale in your state of residence. You can request an exchange in writing or by phone. Be sure to read the current prospectus for any fund into which you are exchanging.

There is currently no fee for exchanges; however, you may be subject to a sales charge when exchanging into a fund that has one. In addition, an exchange of a fund's shares will be treated as a sale of the shares, and any gain on the transaction may be subject to tax.

The fund reserves the right to:

o Terminate or limit the exchange privilege of any shareholder who makes more than four exchanges from the fund in one calendar year.

o Terminate or modify the exchange privilege after 60 days' written notice to shareholders.

Some Institutional Clients may not offer all of the Navigator Funds for exchange.

[icon] D I S T R I B U T I O N S  A N D  T A X E S

The fund declares and pays any dividends on an annual basis.

Distributions of substantially all of the fund's net capital gain (the excess of any net long-term capital gain over net short-term capital loss) and any net realized gains from foreign currency transactions are generally declared and paid after the end of the tax year in which the gain is realized. A second distribution of net capital gain may be necessary in some years to avoid imposition of a federal excise tax.

Your dividends and other distributions will be automatically reinvested in additional Navigator Class shares of the fund unless you elect to receive them in cash. If you wish to begin receiving dividends and/or other distributions in cash, you must notify the fund at least 10 days before the next dividend and/or other distribution is to be paid.

If the postal or other delivery service is unable to deliver your distribution check, your distribution option will automatically be converted to having all dividends and other distributions reinvested in fund shares. No interest will accrue on amounts represented by uncashed distribution or redemption checks.

Fund dividends and other distributions are taxable to investors (other than retirement plans and other tax-exempt investors) whether received in cash or reinvested in additional Navigator Class shares of the fund. Dividends from investment company taxable income (which includes net investment income and net short term capital gains) are taxable as ordinary income. Distributions of the fund's net capital gain, if any, are taxable as long-term capital gain, regardless of how long you have held your fund shares.

The sale or exchange of fund shares may result in a taxable gain or loss, depending on whether the proceeds are more or less than the cost of your shares.

A tax statement is sent to you after the end of each year detailing the tax status of your distributions.

The fund will withhold 31% of all dividends, capital gain distributions and redemption proceeds payable to individuals and certain other non-corporate shareholders who do not provide the fund with a valid taxpayer identification number. The fund will also withhold 31% of all dividends and capital gain distributions payable to shareholders who are otherwise subject to backup withholding.

Because each investor's tax situation is different, please consult your tax adviser about federal, state and local tax considerations.

[icon]   F I N A N C I A L  H I G H L I G H T S

The financial highlights table below is intended to help you understand the fund's financial performance since its inception. Total return represents the rate that an investor would have earned (or lost) on an investment in the fund, assuming reinvestment of all dividends and other distributions. The information for the period has been audited by the fund's independent auditors, Ernst & Young LLP, whose report, along with the fund's financial statements, is incorporated by reference into the Statement of Additional Information and is included in the annual report. The annual report is available upon request by calling toll-free 1-800-822-5544.

----------------------------------------------------------------------------------------------------------------
                        Investment Operations                                            Distributions
----------------------------------------------------------------------------------------------------------------
             Net Asset    Net             Net Realized    Total From   From Net       From Net        Net Asset
             Value,       Investment      and             Investment   Investment     Realized        Value,
             Beginning    Income/(Loss)   Unrealized      Operations   Income         Gains           End of
             of Period                    Gain/(Loss)                                                 Period
                                          On Investments
----------------------------------------------------------------------------------------------------------------
Navigator Class Shares:
----------------------------------------------------------------------------------------------------------------
Period          $9.27       $0.01(b)          $0.22         $0.23        $---          $---           $ 9.50
Ended
Dec. 31,
1999 (a)
----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
                            Ratios/Supplemental Data
----------------------------------------------------------------------------------------------------------------
                    Total Return       Expenses to      Net Investment       Portfolio             Net Assets,
                         (%)           Average Net     Income/(Loss) to       Turnover             End of Year
                                       Assets (%)         Average Net         Rate(%)             (thousands-$)
                                                          Assets (%)
----------------------------------------------------------------------------------------------------------------
Navigator Class Shares:
----------------------------------------------------------------------------------------------------------------
Period Ended           2.37%(c)        1.25%(b,d)        0.33%(b,d)           27.1%(d)                 $5
Dec. 31,
1999 (a)
----------------------------------------------------------------------------------------------------------------


(a) For the period October 7, 1999 (commencement of operations of Navigator Class) to December 31, 1999.

(b) Net of fees waived pursuant to a voluntary expense limitation of 1.25%. If no fees had been waived, the annualized ratio of expenses to average daily net assets for the period October 7, 1999 through December 31, 1999, would have been 1.67%.

(c) Not annualized.
(d) Annualized

L e g g  M a s o n  F i n a n c i a l  S e r v i c e s  F u n d

The following additional information about the fund is available upon request and without charge:

Statement of Additional Information (SAI) - The SAI is filed with the Securities and Exchange Commission (SEC) and is incorporated by reference into (is considered part of) this prospectus. The SAI provides additional details about the fund and its policies.

Annual and Semi-Annual Reports - Additional information about the fund's investments is available in the fund's annual and semi-annual reports to shareholders. In the fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the fund's performance during its last fiscal year.

To request the SAI or any reports to shareholders, or to obtain more information:

o        call toll-free 1-800-822-5544
o        visit us on the Internet via http://www.leggmasonfunds.com
o        write to us at:            Legg Mason Wood Walker, Incorporated
                                    100 Light Street, P.O. Box 1476
                                    Baltimore, Maryland 21203-1476

Information about the fund, including the SAI, can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. Reports and other information about the fund are available on the EDGAR database on the SEC's Internet site at http://www.sec.gov. Investors may also obtain this information, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102.

LMF-                                                  SEC file number: 811-7692

                        LEGG MASON INVESTORS TRUST, INC.
                       Legg Mason Financial Services Fund

         CLASS A SHARES, PRIMARY CLASS SHARES and NAVIGATOR CLASS SHARES

                       STATEMENT OF ADDITIONAL INFORMATION

                                 April 28, 2000

          This Statement of Additional Information is not a prospectus. It should be read in conjunction with the Prospectus for Class A and Primary Class shares or the Prospectus for Navigator Class shares of Financial Services Fund (both dated April 28, 2000), as appropriate, which have been filed with the Securities and Exchange Commission ("SEC"). The Fund's annual reports are incorporated by reference into this Statement of Additional Information. Copies of Prospectuses or the annual report may be obtained without charge from the Fund's distributor, Legg Mason Wood Walker, Incorporated ("Legg Mason"), at 1-800-822-5544.



                             Legg Mason Wood Walker,
                                  Incorporated
--------------------------------------------------------------------------------
                                100 Light Street
                            Baltimore, Maryland 21202
                          (410) 539-0000 (800) 822-5544

                                TABLE OF CONTENTS

                                                                           Page

DESCRIPTION OF THE FUND.......................................................1
FUND POLICIES.................................................................1
INVESTMENT STRATEGIES AND RISKS...............................................2
ADDITIONAL TAX INFORMATION...................................................13
ADDITIONAL PURCHASE AND REDEMPTION INFORMATION...............................16
VALUATION OF FUND SHARES.....................................................18
PERFORMANCE INFORMATION......................................................18
TAX-DEFERRED RETIREMENT PLANS - PRIMARY CLASS SHARES AND CLASS A SHARES......21
MANAGEMENT OF THE FUND.......................................................22
THE FUND'S INVESTMENT ADVISER/MANAGER........................................25
PORTFOLIO TRANSACTIONS AND BROKERAGE.........................................26
THE FUND'S DISTRIBUTOR.......................................................27
CAPITAL STOCK INFORMATION....................................................30
THE FUND'S CUSTODIAN AND TRANSFER AND DIVIDEND-DISBURSING AGENT..............30
THE FUND'S LEGAL COUNSEL.....................................................30
THE FUND'S INDEPENDENT AUDITORS..............................................30
FINANCIAL STATEMENTS.........................................................30
Appendix A...................................................................31

          No person has been authorized to give any information or to make any representations not contained in the Prospectuses or this Statement of Additional Information in connection with the offerings made by the Prospectuses and, if given or made, such information or representations must not be relied upon as having been authorized by the Fund or its distributor. The Prospectuses and the Statement of Additional Information do not constitute offerings by the Fund or by the distributor in any jurisdiction in which such offerings may not lawfully be made.

                             DESCRIPTION OF THE FUND

Legg Mason Investors Trust, Inc. ("Investors Trust" or "Corporation") is a diversified open-end management investment company that was established as a Maryland corporation on May 5, 1993. Legg Mason Financial Services Fund ("Financial Services Fund") is a separate series of Investors Trust.

                                  FUND POLICIES

          Financial Services Fund's investment objective is to seek long-term growth of capital. The Fund's investment objective is non-fundamental and may be changed without shareholder approval.

          The Fund has adopted certain fundamental investment limitations that cannot be changed except by vote of its shareholders.

          Financial Services Fund may not:

          1. Borrow money, except (a) from a bank, provided that immediately after such borrowing there is an asset coverage of 300% for all borrowings of the Fund; or (b) from a bank or other persons for temporary purposes only, provided that such temporary borrowings are in an amount not exceeding 5% of the Fund's total assets at the time when the borrowing is made.

          2. Act as underwriter of securities issued by other persons. This limitation is not applicable to the extent that, in connection with the disposition of portfolio securities (including restricted securities), the Fund may be deemed an underwriter under certain federal securities laws.

          3. Purchase, hold or deal in real estate. This limitation is not applicable to investments in securities which are secured by or represent interests in real estate or to securities issued by companies, including real estate investment trusts, that invest in real estate or interests in real estate. This limitation does not preclude the Fund from investing in mortgage-related securities or investing directly in mortgages.

          4. Purchase, hold or deal in commodities or commodities futures contracts except that the fund may purchase or sell forward currency contracts.

          5. Make loans to other persons, except (a) by loaning portfolio securities, (b) by engaging in repurchase agreements, (c) by purchasing nonpublicly offered debt securities, or (d) through direct investments in mortgages. For purposes of this limitation, the term "loans" shall not include the purchase of a portion of an issue of publicly distributed bonds, debentures or other securities.

          6. Purchase securities or evidences of interest thereon on "margin." This limitation is not applicable to short term credit obtained by the Fund for the clearance of purchases and sales or redemption of securities, or to arrangements with respect to transactions involving options, futures contracts, short sales and other permitted investments and techniques (including foreign exchange contracts).

          7. Invest more than 25% of its total assets in a particular industry other than the financial services industry.

          8. Purchase the securities of any issuer if such purchase at the time thereof would cause less than 75% of the value of its total assets to be invested in cash and cash items (including receivables), securities issued by the U.S. government, its agencies or instrumentalities and repurchase agreements with respect thereto, securities of other investment companies, other securities for the purposes of this calculation limited in respect of any one issuer to an amount not greater in value than 5% of the value of the total assets of the Fund and to not more than 10% of the outstanding voting securities of such issuer.

          9. Issue senior securities, except as permitted under the 1940 Act.

          The foregoing limitations may be changed by "the vote of a majority of the outstanding voting securities" the Fund, a term defined in the 1940 Act to mean the vote (a) of 67% or more of the voting securities present at a meeting, if the holders of more than 50% of the outstanding voting securities of the Fund are present, or (b) of more than 50% of the outstanding voting securities of the Fund, whichever is less.

          For purposes of the diversification requirements described above, Financial Services Fund will treat both the corporate borrower and the financial intermediary as issuers of a loan participation interest. Investments by the Fund in collateralized mortgage obligations that are deemed to be investment companies under the 1940 Act will be included in the limitation on investments in other investment companies.

          Except as otherwise stated, if a fundamental or non-fundamental percentage limitation set forth above is complied with at the time an investment is made, a later increase or decrease in percentage resulting from a change in value of portfolio securities, in the net asset value of the Fund, or in the number of securities an issuer has outstanding, will not be considered to be outside the limitation. The Fund will monitor the level of borrowing and illiquid securities in its portfolio and will make necessary adjustments to maintain the required asset coverage and adequate liquidity.

          Unless otherwise stated, the investment policies and limitations contained in this Statement of Additional Information are not fundamental, and can be changed without shareholder approval.

                         INVESTMENT STRATEGIES AND RISKS

          This section supplements the information in the Prospectuses concerning the investments the Fund may make and the techniques it may use. The Fund, unless otherwise stated, may employ several investment strategies, including:

Securities in the Financial Services Industry
---------------------------------------------

          Companies in the financial services industry include regional and money center banks, securities brokerage firms, asset management companies, savings banks and thrift institutions, specialty finance companies (e.g., credit card, mortgage providers), insurance and insurance brokerage firms, government sponsored agencies (e.g., Sallie Mae), financial conglomerates and foreign banking and financial services companies.

          The financial services industry is currently undergoing relatively rapid change as existing distinctions between financial service segments becomes less clear. For instance, recent business combinations in the U.S. have included insurance, finance, banking and/or securities brokerage under single ownership. Moreover, Congress recently repealed the federal laws generally separating commercial and investment banking, and the services offered by banks are likely to expand. While providing diversification, expanded powers could expose banks to well-established competitors, particularly as the historical distinctions between banks and other financial institutions erode. Increased competition may also result from the broadening of regional and national interstate banking powers, which has already reduced the number of publicly traded regional banks.

          Banks, savings and loan associations, and finance companies are subject to extensive governmental regulation which may limit both the amounts and types of loans and other financial commitments they can make and the interest rates and fees they can charge. The profitability of these groups is largely dependent on the availability and cost of capital funds, and can fluctuate significantly when interest rates change. In addition, general economic conditions are important to the operations of these concerns, with exposure to credit losses resulting from possible financial difficulties of borrowers potentially having an adverse effect.

          Finance companies can be highly dependent upon access to capital markets and any impediments to such access, such as adverse overall economic conditions or a negative perception in the capital markets of a finance company's financial condition or prospects, could adversely affect its business.

          Insurance companies are likewise subject to substantial governmental regulation, predominately at the state level, and may be subject to severe price competition. The performance of the Fund's investments in insurance companies will be subject to risk from several additional factors. The earnings of insurance companies will be affected by, in addition to general economic conditions, pricing (including severe pricing competition from time to time), claims activity, and marketing competition. Particular insurance lines will also be influenced by specific matters. Property and casualty insurer profits may be affected by certain weather catastrophes and other disasters. Life and health insurer profits may be affected by mortality and morbidity rates. Individual companies may be exposed to material risk, including reserve inadequacy, problems in investment portfolios (due to real estate or "junk" bond holdings, for example), and the inability to collect from reinsurance carriers. Insurance companies are subject to extensive governmental regulation, including the imposition of maximum rate levels, which may not be adequate for some lines of business. Proposed or potential anti-trust or tax law changes also may affect adversely insurance companies' policy sales, tax obligations and profitability.

          Companies engaged in stock brokerage, commodity brokerage, investment banking, investment management, or related investment advisory services are closely tied economically to the securities and commodities markets and can suffer during a decline in either. These companies also are subject to the regulatory environment and changes in regulations, pricing pressure and the availability of funds to borrowing and interest rates.

Illiquid and Restricted Investments
-----------------------------------

          The Fund may invest up to 15% of its net assets in illiquid investments. For this purpose, "illiquid investments" are those that cannot be disposed of within seven days for approximately the price at which the Fund values the security. Illiquid investments include repurchase agreements with terms of greater than seven days, and restricted investments other than those the Fund's adviser has determined are liquid pursuant to guidelines established by the Fund's Board of Directors. Due to the absence of an active trading market, the Fund may have difficulty disposing of illiquid securities promptly. Judgment plays a greater role in valuing illiquid securities than those for which a more active market exists.

          Restricted securities may be sold only in privately negotiated transactions, pursuant to a registration statement filed under the Securities Act of 1933, or pursuant to an exemption from registration. The Fund may be required to pay part or all of the costs of such registration, and a considerable period may elapse between the time a decision is made to sell a restricted security and the time the registration statement becomes effective.

          SEC regulations permit the sale of certain restricted securities to qualified institutional buyers. The Fund's adviser, acting pursuant to guidelines established by the Fund's Board of Directors, may determine that certain restricted securities qualified for trading on this newly developing market are liquid. If the market does not develop as anticipated, or qualified institutional investors become disinterested for a time, restricted securities in the Fund's portfolio may adversely affect the Fund's liquidity.

Concentration
-------------

          The Fund will not invest more than 25% of its total assets in a particular industry other than the financial services industry.

Forward Currency Contracts
--------------------------

          The Fund may enter into forward currency contracts to purchase or sell foreign currencies for a fixed amount of U.S. dollars or another foreign currency. A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days
(term) from the date of the forward currency contract agreed upon by the parties, at a price set at the time of the forward currency contract. These forward currency contracts are traded directly between currency traders (usually large commercial banks) and their customers.

          Such transactions may serve as long hedges; for example, the Fund may purchase a forward currency contract to lock in the U.S. dollar price of a security denominated in a foreign currency that the Fund intends to acquire. Forward currency contract transactions may also serve as short hedges; for example, the Fund may sell a forward currency contract to lock in the U.S.
dollar equivalent of the proceeds from the anticipated sale of a security, dividend or interest payment denominated in a foreign currency.

          The Fund may also use forward currency contracts to hedge against a decline in the value of existing investments denominated in foreign currency. For example, if the Fund owned securities denominated in Euros, it could enter into a forward currency contract to sell Euros in return for U.S. dollars to hedge against possible declines in the Euro's value. Such a hedge, sometimes referred to as a "position hedge," would tend to offset both positive and negative currency fluctuations, but would not offset changes in security values caused by other factors. The Fund could also hedge the position by selling another currency expected to perform similarly to the Euro. This type of hedge, sometimes referred to as a "proxy hedge," could offer advantages in terms of cost, yield or efficiency, but generally would not hedge currency exposure as effectively as a simple hedge into U.S. dollars. Proxy hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which the hedged securities are denominated.

          The Fund may also hedge its foreign currency exchange rate risk by engaging in currency futures contracts and options transactions. The Fund will not engage in foreign currency transactions for speculative purposes.

          The Fund also may use forward currency contracts to attempt to enhance income or yield. The Fund could use forward currency contracts to increase its exposure to foreign currencies that the adviser believes might rise in value relative to the U.S. dollar, or shift its exposure to foreign currency fluctuations from one country to another. For example, if the Fund owned securities denominated in a foreign currency and the adviser believed that currency would decline relative to another currency, it might enter into a forward currency contract to sell an appropriate amount of the first foreign currency, with payment to be made in the second foreign currency.

          The cost to the Fund of engaging in forward currency contracts varies with factors such as the currency involved, the length of the contract period and the market conditions then prevailing. Because forward currency contracts are usually entered into on a principal basis, no fees or commissions are involved. When the Fund enters into a forward currency contract, it relies on the counterparty to make or take delivery of the underlying currency at the maturity of the contract. Failure by the counterparty to do so would result in the loss of any expected benefit of the transaction.

          Purchasers and sellers of forward currency contracts can enter into offsetting closing transactions by selling or purchasing, respectively, an instrument identical to the instrument purchased or sold. Secondary markets generally do not exist for forward currency contracts, with the result that closing transactions generally can be made for forward currency contracts only by negotiating directly with the counterparty. Thus, there can be no assurance that the Fund will in fact be able to close out a forward currency contract at a favorable price prior to maturity. In addition, in the event of insolvency of the counterparty, the Fund might be unable to close out a forward currency contract at any time prior to maturity. In either event, the Fund would continue to be subject to market risk with respect to the position, and would continue to be required to maintain a position in securities denominated in the foreign currency or to maintain cash or liquid assets in an account.

          The precise matching of forward currency contract amounts and the value of the securities involved generally will not be possible because the value of such securities, measured in the foreign currency, will change after the forward currency contract has been established. Thus, the Fund might need to purchase or sell foreign currencies in the spot (cash) market to the extent such foreign currencies are not covered by forward currency contracts. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain.

          Successful use of forward currency contracts depends on the adviser's skill in analyzing and predicting currency values. Forward currency contracts may substantially change the Fund's exposure to changes in currency exchange rates and could result in losses to the Fund if currencies do not perform as the adviser anticipates. There is no assurance that the adviser's use of forward currency contracts will be advantageous to the Fund or that the adviser will hedge at an appropriate time. The Fund may hold foreign currency positions that are not hedged at all.

Repurchase Agreements
---------------------

          When cash is temporarily available, or for temporary defensive purposes, the Fund may invest without limit in repurchase agreements and money market instruments, including high-quality short-term debt securities. A repurchase agreement is an agreement under which either U.S. government obligations or high-quality liquid debt securities are acquired from a securities dealer or bank subject to resale at an agreed-upon price and date. The securities are held for the Fund by a custodian bank as collateral until resold and will be supplemented by additional collateral if necessary to maintain a total value equal to or in excess of the value of the repurchase agreement. The Fund bears a risk of loss in the event that the other party to a repurchase agreement defaults on its obligations and the Fund is delayed or prevented from exercising its rights to dispose of the collateral securities, which may decline in value in the interim. The Fund will enter into repurchase agreements only with financial institutions determined by the Fund's adviser to present minimal risk of default during the term of the agreement.

          Repurchase agreements are usually for periods of one week or less, but may be for longer periods. The Fund will not enter into repurchase agreements of more than seven days' duration if more than 15% of net assets would be invested in such agreements and other illiquid investments. To the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the Fund might suffer a loss. If bankruptcy proceedings are commenced with respect to the seller of the security, realization upon the collateral by the Fund could be delayed or limited.

          When the Fund enters into a repurchase agreement, it will obtain as collateral from the other party securities equal in value to 102% of the amount of the repurchase agreement (or 100%, if the securities obtained are U.S. Treasury bills, notes or bonds). Such securities will be held by a custodian bank or an approved securities depository or book-entry system.

Foreign Securities
------------------

            The Fund may invest in foreign securities. Investment in foreign securities presents certain risks, including those resulting from fluctuations in currency exchange rates, revaluation of currencies, future political and economic developments and the possible imposition of currency exchange blockages or other foreign governmental laws or restrictions, reduced availability of public information concerning issuers, and the fact that foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards or other regulatory practices and requirements comparable to those applicable to domestic issuers. These risks are intensified when investing in countries with developing economies and securities markets, also known as "emerging markets." Moreover, securities of many foreign issuers may be less liquid and their prices more volatile than those of comparable domestic issuers and transactions in foreign securities may be subject to less efficient settlement practices, including extended clearance and settlement periods.
Issuers may be less liquid and their prices more volatile than those of comparable domestic issuers. In addition, with respect to certain foreign countries, there is the possibility of expropriation, confiscatory taxation, withholding taxes and limitations on the use or removal of funds or other assets.

          The costs associated with investment in foreign issuers, including withholding taxes, brokerage commissions and custodial fees, are higher than those associated with investment in domestic issuers. In addition, foreign securities transactions may be subject to difficulties associated with the settlement of such transactions. Delays in settlement could result in temporary periods when assets of the Fund are uninvested and no return is earned thereon. The inability of the Fund to make intended security purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. Inability to dispose of a portfolio security due to settlement problems could result in losses to the Fund due to subsequent declines in value of the portfolio security or, if the Fund has entered into a contract to sell the security, could result in liability to the purchaser.

          Since the Fund may invest in securities denominated in currencies other than the U.S. dollar and since the Fund may hold foreign currencies, the Fund may be affected favorably or unfavorably by exchange control regulations or changes in the exchange rates between such currencies and the U.S. dollar. Changes in the currency exchange rates may influence the value of the Fund's shares, and also may affect the value of dividends and interest earned by the Fund and gains and losses realized by the Fund. Exchange rates are determined by the forces of supply and demand in the foreign exchange markets. These forces are affected by the international balance of payments, other economic and financial conditions, government intervention, speculation and other factors.

          In addition to purchasing foreign securities, the Fund may invest in American Depository Receipts ("ADRs"). Generally, ADRs, in registered form, are denominated in U.S. dollars and are designed for use in the domestic market. Usually issued by a U.S. bank or trust company, ADRs are receipts that demonstrate ownership of the underlying securities. For purposes of the Fund's investment policies and limitations, ADRs are considered to have the same classification as the securities underlying them. ADRs may be sponsored or unsponsored; issuers of securities underlying unsponsored ADRs are not contractually obligated to disclose material information in the U.S. Accordingly, there may be less information available about such issuers than there is with respect to domestic companies and issuers of securities underlying sponsored ADRs. The Fund may also invest in Global Depository Receipts ("GDRs"), which are receipts, often denominated in U.S. dollars, issued by either a U.S. or non-U.S. bank evidencing its ownership of the underlying foreign securities.

          Although not a fundamental policy subject to shareholder vote, the adviser currently anticipates that the Fund will invest no more than 25% of its total assets in foreign securities, either directly or through ADRs or GDRs.

Emerging Market Securities
--------------------------

          Because of the high levels of foreign-denominated debt owed by many emerging market countries, fluctuating exchange rates can significantly affect the debt service obligations of those countries. This could, in turn, affect local interest rates, profit margins and exports which are a major source of foreign exchange earnings. Although it might be theoretically possible to hedge for anticipated income and gain, the ongoing and indeterminate nature of the foregoing risk (and the costs associated with hedging transactions) makes it virtually impossible to hedge effectively against such risks.

          To the extent an emerging market country faces a liquidity crisis with respect to its foreign exchange reserves, it may increase restrictions on the outflow of any foreign exchange. Repatriation is ultimately dependent on the ability of the Fund to liquidate its investments and convert the local currency proceeds obtained from such liquidation into U.S. dollars. Where this conversion must be done through official channels (usually the central bank or certain authorized commercial banks), the ability to obtain U.S. dollars is dependent on the availability of U.S. dollars through those channels and, if available, upon the willingness of those channels to allocate those U.S. dollars to the Fund. In such a case, the Fund's ability to obtain U.S. dollars may be adversely affected by any increased restrictions imposed on the outflow of foreign exchange. If the

Fund is unable to repatriate any amounts due to exchange controls, it may be required to accept an obligation payable at some future date by the central bank or other government entity of the jurisdiction involved. If such conversion can legally be done outside official channels, either directly or indirectly, the Fund's ability to obtain U.S. dollars may not be affected as much by any increased restrictions except to the extent of the price which may be required to be paid for the U.S. dollars.

          Many emerging market countries have little experience with the corporate form of business organization, and may not have well developed corporation and business laws or concepts of fiduciary duty in the business context.

          The securities markets of emerging markets are substantially smaller, less developed, less liquid and more volatile than the securities markets of the U.S. and other more developed countries. Disclosure and regulatory standards in many respects are less stringent than in the U.S. and other major markets. There also may be a lower level of monitoring and regulation of emerging markets and the activities of investors in such markets; enforcement of existing regulations has been extremely limited.

          Some emerging markets have different settlement and clearance procedures. In certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. The inability of the Fund to make intended securities purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. Inability to dispose of a portfolio security caused by settlement problems could result either in losses to the Fund due to subsequent declines in the value of the portfolio security or, if the Fund has entered into a contract to sell the security, in possible liability to the purchaser.

          The risk also exists that an emergency situation may arise in one or more emerging markets as a result of which trading of securities may cease or may be substantially curtailed and prices for the Fund's portfolio securities in such markets may not be readily available.

Debt Securities
---------------

          The Fund may invest in the debt securities of governmental or corporate issuers in any rating category of the recognized rating services, including issues that are in default, and may invest in unrated debt obligations. Most foreign debt obligations are not rated. Corporate debt securities may pay fixed or variable rates of interest. These securities may be convertible into preferred or common equity, or may be bought as part of a unit containing common stock.

          The prices of debt securities fluctuate in response to perceptions of the issuer's creditworthiness and also tend to vary inversely with market interest rates. The value of such securities is likely to decline in times of rising interest rates. Conversely, when rates fall, the value of these investments is likely to rise. The longer the time to maturity the greater are such variations.

          Debt securities and securities convertible into common stock need not necessarily be of a certain grade as determined by rating agencies such as Standard & Poor's ("S&P") or Moody's Investors Service, Inc. ("Moody's"); however, the Fund's adviser does consider such ratings in determining whether the security is an appropriate investment for the Fund. Generally, debt securities rated below BBB by S&P, or below Baa by Moody's, and unrated securities of comparable quality, offer a higher current yield than that provided by higher grade issues, but also involve higher risks. Debt securities rated C by Moody's and S&P are bonds on which no interest is being paid and which can be regarded as having extremely poor prospects of ever attaining any real investment standing. However, debt securities, regardless of their ratings, generally have a higher priority in the issuer's capital structure than do equity securities.

            Lower-rated debt securities are especially affected by adverse changes in the industries in which the issuers are engaged and by changes in the financial condition of the issuers. Highly leveraged issuers may also experience financial stress during period of rising interest rates. Lower-rated debt securities are also sometimes referred to as "junk bonds." The Fund does not intend to invest more than 5% of its net assets in securities rated below investment grade.

          The market for lower-rated debt securities has expanded rapidly in recent years. This growth has paralleled a long economic expansion. At certain times in the past, the prices of many lower-rated debt securities declined, indicating concerns that issuers of such securities might experience financial difficulties. At those time, the yields on lower-rated debt securities rose dramatically reflecting the risk that holders of such securities could lose a substantial portion of their value as a result of the issuer's financial restructuring or default. There can be no assurance that such declines will not recur.

          The market for lower-rated debt securities is generally thinner and less active than that for higher quality debt securities, which may limit the Fund's ability to sell such securities at fair value. Judgment plays a greater role in pricing such securities than is the case for securities having more active markets. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may also decrease the values and liquidity of lower-rated debt securities, especially in a thinly traded market.

          The ratings of S&P and Moody's represent the opinions of those agencies. Such ratings are relative and subjective, and are not absolute standards of quality. Unrated debt securities are not necessarily of lower quality than rated securities, but they may not be attractive to as many buyers. A description of the ratings assigned to corporate debt obligations by Moody's and S&P is included in Appendix A.

          In addition to ratings assigned to individual bond issues, the adviser will analyze interest rate trends and developments that may affect individual issuers, including factors such as liquidity, profitability and asset quality. The yields on bonds and other debt securities in which the Fund invests are dependent on a variety of factors, including general money market conditions, general conditions in the bond market, the financial conditions of the issuer, the size of the offering, the maturity of the obligation and its rating. There may be a wide variation in the quality of bonds, both within a particular classification and between classifications. A bond issuer's obligations are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of bond holders or other creditors of an issuer; litigation or other conditions may also adversely affect the power or ability of bond issuers to meet their obligations for the payment of principal and interest. Regardless of rating levels, all debt securities considered for purchase (whether rated or unrated) are analyzed by the Fund's adviser to determine, to the extent possible, that the planned investment is sound.

          The Fund may invest in securities which are in lower rating categories or are unrated if the adviser determines that the securities provide the opportunity of meeting the Fund's objective without presenting excessive risk. The adviser will consider all factors which it deems appropriate, including ratings, in making investment decisions for the Fund and will attempt to minimize investment risks through diversification, investment analysis and monitoring of general economic conditions and trends. While the adviser may refer to ratings, it does not rely exclusively on ratings, but makes its own independent and ongoing review of credit quality.

Corporate Debt Securities
-------------------------

          Corporate debt securities are bonds or notes issued by corporations and other business organizations, including business trusts, in order to finance their credit needs. Corporate debt securities include commercial paper which consists of short-term (usually from 1 to 270 days) unsecured promissory notes issued by corporations in order to finance their current operations. The Fund may invest in foreign corporate debt securities denominated in U.S. dollars or foreign currencies. Foreign debt securities include Yankee dollar obligations (U.S. dollar denominated securities issued by foreign corporations and traded on U.S. markets) and Eurodollar obligations (U.S. dollar denominated securities issued by foreign corporations and traded on foreign markets). In selecting corporate debt securities, the Fund's adviser reviews and monitors the creditworthiness of each issuer and issue. The adviser also analyzes interest rate trends and specific developments which it believes may affect individual issuers.

Government Obligations and Related Securities
---------------------------------------------

          U.S. government obligations include a variety of securities that are issued or guaranteed by the U.S. Treasury, by various agencies of the U.S.
Government or by various instrumentalities that have been established or sponsored by the U.S. Government. U.S. Treasury securities and securities issued by the Government National Mortgage Association ("GNMA") and Small Business Administration are backed by the "full faith and credit" of the U.S. Government. Other U.S. government obligations may or may not be backed by the "full faith and credit" of the U.S. In the case of securities not backed by the "full faith and credit" of the U.S., the investor must look principally to the agency issuing or guaranteeing the obligation (such as the Federal Farm Credit System, the Federal Home Loan Banks, Fannie Mae and Freddie Mac for ultimate repayment and may not be able to assert a claim against the U.S. itself in the event the agency or instrumentality does not meet its commitments.

          Participation interests in U.S. government obligations are pro rata interests in such obligations which are generally underwritten by government securities dealers. Certificates of safekeeping for U.S. government obligations are documentary receipts for such obligations. Both participation interests and certificates of safekeeping are traded on exchanges and in the over-the-counter market.

          The Fund may invest in U.S. government obligations and related participation interests. In addition, the Fund may invest in custodial receipts that evidence ownership of future interest payments, principal payments or both on certain U.S. government obligations. Such obligations are held in custody by a bank on behalf of the owners. These custodial receipts are known by various names, including Treasury Receipts, Treasury Investors Growth Receipts ("TIGRs") and Certificates of Accrual on Treasury Securities ("CATS"). Custodial receipts generally are not considered obligations of the U.S. government for purposes of securities laws. The Fund will consider all interest-only or principal-only fixed income securities as illiquid.

Municipal Obligations
---------------------

          Municipal obligations are debt obligations issued by or on behalf of states, territories and possessions of the United States and the District of Columbia, and their political subdivisions, agencies, authorities and instrumentalities and other qualifying issuers which pay interest that is, in the opinion of bond counsel to the issuer, exempt from federal income tax. The Fund may invest no more than 5% of its net assets in municipal obligations (including participation interests). Municipal obligations are issued to obtain funds to construct, repair or improve various public facilities such as airports, bridges, highways, hospitals, housing, schools, streets and water and sewer works, to pay general operating expenses or to refinance outstanding debts. They also may be issued to finance various private activities, including the lending of funds to public or private institutions for construction of housing, educational or medical facilities or the financing of privately owned or operated facilities. Municipal obligations consist of tax-exempt bonds, tax-exempt notes and tax-exempt commercial paper. Tax-exempt notes generally are used to provide short term capital needs and generally have maturities of one year or less. Tax-exempt commercial paper typically represents short-term, unsecured, negotiable promissory notes.

          The two principal classifications of municipal obligations are "general obligation" and "revenue" bonds. General obligation bonds are backed by the issuer's full credit and taxing power. Revenue bonds are backed by the revenues of a specific project, facility or tax. Industrial development revenue bonds are a specific type of revenue bond backed by the credit of the private issuer of the facility, and therefore investments in these bonds have more potential risk that the issuer will not be able to meet scheduled payments of principal and interest.

Zero Coupon and Pay-in-Kind Bonds
---------------------------------

          Corporate debt securities and municipal obligations include so-called "zero coupon" bonds and "pay-in-kind" bonds. The Fund may invest no more than 5% of its net assets in zero coupon bonds or pay-in-kind bonds, respectively. Zero coupon bonds do not provide for cash interest payments but instead are issued at a significant discount from face value. Pay-in-kind bonds allow the issuer, at its option, to make current interest payments on the bonds either in cash or in additional bonds. The value of zero coupon and pay-in-kind bonds is subject to greater fluctuation in response to changes in market interest rates than bonds which make regular payments of interest. Both of these types of bonds allow an issuer to avoid the need to generate cash to meet current interest payments. Accordingly, such bonds may involve greater credit risks than bonds which make regular payments of interest. Even though zero coupon and pay-in-kind bonds do not pay current interest in cash, by holding those bonds the Fund is required to accrue interest income on such investments and may be required to distribute that income at least annually to shareholders. Thus, the Fund could be required at times to liquidate other investments in order to satisfy its dividend requirements.

Mortgage-Related Securities
---------------------------

          The Fund may invest no more than 5% of its net assets in mortgage-related securities. Mortgage-related securities provide capital for mortgage loans made to residential homeowners, including securities which represent interests in pools of mortgage loans made by lenders such as savings and loan institutions, mortgage bankers, commercial banks and others. Pools of mortgage loans are assembled for sale to investors (such as the Fund) by various governmental, government-related and private organizations, such as dealers. The market value of mortgage-related securities will fluctuate as a result of changes in interest rates and mortgage rates.

          Interests in pools of mortgage loans generally provide a monthly payment which consists of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their residential mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying residential property, refinancing or foreclosure, net of fees or costs which may be incurred. Some mortgage-related securities (such as securities issued by GNMA) are described as "modified pass-through" because they entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, regardless of whether the mortgagor actually makes the payment.

          Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers, such as dealers, create pass-through pools of conventional residential mortgage loans. Such issuers also may be the originators of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government guarantees of payments with respect to such pools. However, timely payment of interest and principal of these pools is supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance. There can be no assurance that the private insurers can meet their obligations under the policies. The Fund may buy mortgage-related securities without insurance or guarantees if, through an examination of the loan experience and practices of the persons creating the pools, LMFA determines that the securities are an appropriate investment for the Fund.

          Another type of security representing an interest in a pool of mortgage loans is known as a collateralized mortgage obligation ("CMO"). CMOs represent interests in a short-term, intermediate-term or long-term portion of a mortgage pool. Each portion of the pool receives monthly interest payments, but the principal repayments pass through to the short-term CMO first and the long-term CMO last. A CMO permits an investor to more accurately predict the rate of principal repayments. CMOs are issued by private issuers, such as broker/dealers and government agencies, such as Fannie Mae and Freddie Mac. Investments in CMOs are subject to the same risks as direct investments in the underlying mortgage-backed securities. In addition, in the event of a bankruptcy or other default of a broker who issued the CMO held by the Fund, the Fund could experience both delays in liquidating its position and losses. The Fund may invest in CMOs in any rating category of the recognized rating services and may invest in unrated CMOs. The Fund may also invest in "stripped" CMOs, which represent only the income portion or the principal portion of the CMO. The values of stripped CMOs are very sensitive to interest rate changes;

accordingly, these instruments present a greater risk of loss than conventional mortgage-backed securities.

          The Fund's adviser expects that governmental, government-related or private entities may create mortgage loan pools offering pass-through investments in addition to those described above. The mortgages underlying these securities may be second mortgages or alternative mortgage instruments (for example, mortgage instruments whose principal or interest payments may vary or whose terms to maturity may differ from customary long-term fixed rate mortgages). As new types of mortgage-related securities are developed and offered to investors, the adviser will, consistent with the Fund's investment objective and policies, consider making investments in such new types of securities. The Prospectuses will be amended with any necessary additional disclosure prior to the Fund investing in such securities.

          The average life of securities representing interests in pools of mortgage loans is likely to be substantially less than the original maturity of the mortgage pools as a result of prepayments or foreclosures of such mortgages. Prepayments are passed through to the registered holder with the regular monthly payments of principal and interest, and have the effect of reducing future payments. To the extent the mortgages underlying a security representing an interest in a pool of mortgages are prepaid, the Fund may experience a loss (if the price at which the respective security was acquired by the Fund was at a premium over par, which represents the price at which the security will be redeemed upon prepayment) or a gain (if the price at which the respective security was acquired by the Fund was at a discount from par). In addition, prepayments of such securities held by the Fund will reduce the share price of the Fund to the extent the market value of the securities at the time of prepayment exceeds their par value, and will increase the share price of the Fund to the extent the par value of the securities exceeds their market value at the time of prepayment. Prepayments may occur with greater frequency in periods of declining mortgage rates because, among other reasons, it may be possible for mortgagors to refinance their outstanding mortgages at lower interest rates. When market interest rates increase, the market values of mortgage-backed securities decline. At the same time, however, mortgage refinancing slows, which lengthens the effective maturities of these securities. As a result, the negative effect of the rate increase on the market value of mortgage securities is usually more pronounced than it is for other types of fixed-income securities.

          Although the market for mortgage-related securities issued by private organizations is becoming increasingly liquid, such securities may not be readily marketable. The Fund will not purchase mortgage-related securities for which there is no established market (including CMOs and direct investments in mortgages as described below) or any other investments which the adviser deems to be illiquid pursuant to criteria established by the Board of Directors if, as a result, more than 10% of the value of the Fund's net assets would be invested in such illiquid securities and investments.

          Government-related organizations which issue mortgage-related securities include GNMA, Fannie Mae and Freddie Mac. Securities issued by GNMA and Fannie Mae are fully modified pass-through securities, i.e., the timely payment of principal and interest is guaranteed by the issuer. Freddie Mac securities are modified pass-through securities, i.e., the timely payment of interest is guaranteed by Freddie Mac, principal is passed through as collected but payment thereof is guaranteed not later than one year after it becomes payable.

Direct Investment in Mortgages
------------------------------

          Mortgage-related securities include investments made directly in mortgages secured by real estate. When the Fund makes a direct investment in mortgages, the Fund, rather than a financial intermediary, becomes the mortgagee with respect to such loans purchased by the Fund. Direct investments in mortgages are normally available from lending institutions which group together a number of mortgages for resale (usually from 10 to 50 mortgages) and which act as servicing agent for the purchaser with respect to, among other things, the receipt of principal and interest payments. (Such investments are also referred to as "whole loans.") The vendor of such mortgages receives a fee from the purchaser for acting as servicing agent. The vendor does not provide any insurance or guarantees covering the repayment of principal or interest on the mortgages. Whole loans present a greater risk of prepayment, because the mortgages so acquired are not as diversified as interests in large pools. The Fund will invest in such mortgages only if the adviser has determined through an examination of the mortgage loans and their originators that the purchase of the mortgages should not present a significant risk of loss to the Fund.

Floating and Variable Rate Obligations
--------------------------------------

          Fixed income securities may be offered in the form of floating and variable rate obligations. The Fund may invest no more than 5% of its net assets in floating and variable rate obligations, respectively. Floating rate obligations have an interest rate which is fixed to a specified interest rate, such as bank prime rate, and is automatically adjusted when the specified interest rate changes. Variable rate obligations have an interest rate which is adjusted at specified intervals to a specified interest rate. Periodic interest rate adjustments help stabilize the obligations' market values.

          The Fund may purchase these obligations from the issuers or may purchase participation interests in pools of these obligations from banks or other financial institutions. Variable and floating rate obligations usually carry demand features that permit the Fund to sell the obligations back to the issuers or to financial intermediaries at par value plus accrued interest upon short notice at any time or prior to specific dates. The inability of the issuer or financial intermediary to repurchase an obligation on demand could affect the liquidity of the Fund's portfolio. Frequently, obligations with demand features are secured by letters of credit or comparable guarantees. Floating and variable rate obligations which do not carry unconditional demand features that can be exercised within seven days or less are deemed illiquid unless the Board determines otherwise. The Fund's investment in illiquid floating and variable rate obligations would be limited to the extent that it is not permitted to invest more than 10% of the value of its net assets in illiquid investments.

Portfolio Lending
-----------------

          The Fund may lend portfolio securities to brokers or dealers in corporate or government securities, banks or other recognized institutional borrowers of securities, provided that cash or equivalent collateral, equal to at least 100% of the market value of the securities loaned, is continuously maintained by the borrower with the Fund. During the time portfolio securities are on loan, the borrower will pay the Fund an amount equivalent to any dividends or interest paid on such securities, and the Fund may invest the cash collateral and earn income, or it may receive an agreed upon amount of interest income from the borrower who has delivered equivalent collateral. These loans are subject to termination at the option of the Fund or the borrower. The Fund may pay reasonable administrative and custodial fees in connection with a loan and may pay a negotiated portion of the interest earned on the cash or equivalent collateral to the borrower or placing broker. The Fund does not have the right to vote securities on loan, but would terminate the loan and regain the right to vote if that were considered important with respect to the investment. The risks of securities lending are similar to those of repurchase agreements.

          No loans will be made if, as a result, the aggregate amount of such loans would exceed 25% of the Fund's total assets.

Investment Companies
--------------------

          The Fund is permitted to invest in other investment companies. The Fund will not: (a) invest more than 10% of its total assets in securities of other investment companies; (b) invest more than 5% of its total assets in securities of any investment company; and (c) purchase more than 3% of the outstanding voting stock of any investment company.

          If the Fund acquires securities of another investment company, you may be subject to duplicative management fees.

Senior Securities
-----------------

          The 1940 Act prohibits the issuance of senior securities by a registered open-end fund with one exception. The Fund may borrow from banks provided that immediately after any such borrowing there is an asset coverage of at least 300% for all borrowings of the Fund. Borrowing for temporary purposes only and in an amount not exceeding 5% of the value of the total assets of the Fund at the time the borrowing is made is not deemed to be an issuance of a senior security.

          There are various investment techniques which may give rise to an obligation of the Fund to pay in the future about which the Commission has stated it would not raise senior security concerns, provided the Fund maintains segregated assets in an amount that covers the future payment obligation. Such investment techniques include, among other things, forward contracts and repurchase agreements.

Portfolio Turnover
------------------

          The Fund anticipates that in the future its portfolio turnover rate will not exceed 100%. The portfolio turnover rate is computed by dividing the lesser of purchases or sales of securities for the period by the average value of portfolio securities for that period. Short-term securities are excluded from the calculation. High portfolio turnover rates (100% or more) will involve corresponding greater transaction costs that will be borne directly by the Fund. It may also increase the amount of short-term capital gains realized by the Fund and thus may affect the tax treatment of distributions paid to shareholders, because distributions of net short-term capital gains are taxable as ordinary income. The Fund will take these possibilities into account as part of its investment strategies. It is expected that the portfolio turnover for the Fund will be low to moderate.

                           ADDITIONAL TAX INFORMATION

          The   following   is  a  general   summary  of  certain   federal  tax
considerations affecting the Fund and its shareholders. Investors are urged to consult their own tax advisers for more detailed information and for information regarding any federal, state or local taxes that might apply to them.

General
-------

          For federal tax purposes, the Fund is treated as a separate corporation. To continue to qualify for treatment as a regulated investment company ("RIC") under the Internal Revenue Code of 1986, as amended ("Code"), the Fund must distribute annually to its shareholders at least 90% of its investment company taxable income (generally, net investment income plus any net short-term capital gain and any net gains from certain foreign currency transactions) ("Distribution Requirement") and must meet several additional requirements. These requirements include the following: (1) the Fund must derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of securities or foreign currencies, or other income (including gains from forward currency contracts) derived with respect to its business of investing in securities or those currencies ("Income Requirement"); (2) at the close of each quarter of the Fund's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. government securities, securities of other RICs and other securities, with those other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the Fund's total assets and that does not represent more than 10% of the issuer's outstanding voting securities; and (3) at the close of each quarter of the Fund's taxable year, not more than 25% of the value of its total assets may be invested in the securities (other than U.S. government securities or the securities of other RICs) of any one issuer.

          By qualifying for treatment as a RIC, the Fund (but not its shareholders) will be relieved of federal income tax on the part of its investment company taxable income and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) that it distributes to its shareholders. If the Fund failed to qualify for treatment as a RIC for any taxable year, (1) it would be taxed at corporate rates on the full amount of its taxable income for that year without being able to deduct the distributions it makes to its shareholders and (2) the shareholders would treat all those distributions, including distributions of net capital gain, as dividends (that is, ordinary income) to the extent of the Fund's earnings and profits. In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying for RIC treatment.

          The Fund will be subject to a nondeductible 4% excise tax ("Excise Tax") to the extent it fails to distribute by the end of any calendar year substantially all of its ordinary income for that year and capital gain net income for the one-year period ending on October 31 of that year, plus certain other amounts.

          Dividends and interest received by the Fund, and gains realized thereby, may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions that would reduce the total return on its securities. Tax conventions between certain countries and the United States may reduce or eliminate these foreign taxes, however, and many foreign countries do not impose taxes on capital gains in respect of investments by foreign investors.

Dividends and Other Distributions
---------------------------------

          Dividends and other distributions declared by the Fund in December of any year and payable to its shareholders of record on a date in that month will be deemed to have been paid by the Fund and received by the shareholders on December 31 if the distributions are paid by the Fund during the following January. Accordingly, those distributions will be taxed to shareholders for the year in which that December 31 falls.

          A portion of the dividends from the Fund's investment company taxable income (whether paid in cash or reinvested in Fund shares) may be eligible for the dividends-received deduction allowed to corporations. The eligible portion may not exceed the aggregate dividends received by the Fund for the taxable year from domestic corporations. However, dividends received by a corporate shareholder and deducted by it pursuant to the dividends-received deduction are subject indirectly to the federal alternative minimum tax. Distributions of net capital gain made by the Fund do not qualify for the dividends-received deduction.

          If Fund shares are sold at a loss after being held for six months or less, the loss will be treated as a long-term, instead of a short-term, capital loss to the extent of any capital gain distributions received on those shares. Investors also should be aware that if shares are purchased shortly before the record date for a dividend or other distribution, the shareholder will pay full price for the shares and receive some portion of the price back as a taxable distribution.

Passive Foreign Investment Companies
------------------------------------

          The Fund may invest in the stock of "passive foreign investment companies" ("PFICs"). A PFIC is a foreign corporation (with certain exceptions) that, in general, meets either of the following tests: (1) at least 75% of its gross income is passive or (2) an average of at least 50% of its assets produce, or are held for the production of, passive income. Under certain circumstances, the Fund will be subject to federal income tax on a portion of any "excess distribution" received on the stock of a PFIC or of any gain on disposition of that stock (collectively "PFIC income"), plus interest thereon, even if the Fund distributes the PFIC income as a taxable dividend to its shareholders. The balance of the PFIC income will be included in the Fund's investment company taxable income and, accordingly, will not be taxable to it to the extent it distributes that income to its shareholders.

          If the Fund invests in a PFIC and elects to treat the PFIC as a "qualified electing fund" ("QEF"), then in lieu of the foregoing tax and interest obligation, the Fund would be required to include in income each year its pro rata share of the QEF's annual ordinary earnings and net capital gain -- which the Fund probably would have to distribute to satisfy the Distribution Requirement and avoid imposition of the Excise Tax -- even if the QEF did not distribute those earnings and gain to the Fund. In most instances it will be very difficult, if not impossible, to make this election because of certain requirements thereof.

          The Fund may elect to "mark-to-market" its stock in any PFIC. "Marking-to-market," in this context, means including in ordinary income each taxable year the excess, if any, of the fair market value of the stock over the Fund's adjusted basis therein as of the end of that year. Pursuant to the election, the Fund also would be allowed to deduct (as an ordinary, not capital, loss) the excess, if any, of its adjusted basis in PFIC stock over the fair market value thereof as of the taxable year-end, but only to the extent of any net mark-to-market gains with respect to that stock included in income by the Fund for prior taxable years thereunder. The Fund's adjusted basis in each PFIC's stock subject to the election would be adjusted to reflect the amounts of income included and deductions taken thereunder.

Forward Currency Contracts and Foreign Currencies
-------------------------------------------------

          The use of hedging instruments, such as entering into forward currency contracts, involves complex rules that will determine for income tax purposes the amount, character and timing of recognition of the gains and losses the Fund realizes in connection therewith. Gains from the disposition of foreign currencies (except certain gains that may be excluded by future regulations) -- and gains from forward currency contracts derived by the Fund with respect to its business of investing in securities or foreign currencies -- will qualify as permissible income under the Income Requirement.

          Certain foreign currency contracts in which the Fund may invest will be subject to section 1256 of the Code ("section 1256 contracts"). Any section 1256 contracts the Fund holds at the end of its taxable year, other than contracts with respect to which the Fund has made a "mixed straddle" election, must be "marked-to-market" (that is, treated as having been sold at that time for their fair market value), with the result that unrealized gains or losses will be treated as though they were realized. Sixty percent of any net gain or loss recognized on these deemed sales, and sixty percent of any net realized gain or loss on section 1256 contracts actually sold by the Fund during the year, will be treated as long-term capital gain or loss, and the balance will be treated as short-term capital gain or loss. Section 1256 contracts also may be marked-to-market for purposes of the Excise Tax. These rules may operate to increase the amount the Fund must distribute to satisfy the Distribution Requirement (i.e., with respect to the portion treated as short-term capital gain), which will be taxable to the shareholders as ordinary income, and to increase the net capital gain the Fund recognizes, without in either case increasing the cash available to the Fund. The Fund may elect to exclude certain transactions from the operation of section 1256, although doing so may have the effect of increasing the relative proportion of net short-term capital gain (taxable as ordinary income) and thus increasing the amount of dividends it must distribute.

Other
-----

          If the Fund has an "appreciated financial position" -- generally, an interest (including an interest through a forward currency contract or short sale) with respect to any stock, debt instrument (other than "straight debt") or partnership interest the fair market value of which exceeds its adjusted basis -- and enters into a "constructive sale" of the position, the Fund will be treated as having made an actual sale thereof, with the result that gain will be recognized at that time. A constructive sale generally consists of a short sale, an offsetting notional principal contract or a forward currency contract entered into by the Fund or a related person with respect to the same or substantially identical property. In addition, if the appreciated financial position is itself a short sale or such a contract, acquisition of the underlying property or substantially identical property will be deemed a constructive sale. The foregoing will not apply, however, to any transaction during any taxable year that otherwise would be treated as a constructive sale if the transaction is closed within 30 days after the end of that year and the Fund holds the appreciated financial position unhedged for 60 days after that closing (i.e., at no time during that 60-day period is the Fund's risk of loss regarding that position reduced by reason of certain specified transactions with respect to substantially identical or related property, such as having an option to sell, being contractually obligated to sell, making a short sale, or granting an option to buy substantially identical stock or securities).

                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

          The Fund offers three classes of shares, known as Primary Class shares, Navigator Class shares, and Class A shares. Primary Class shares and Class A shares are available from Legg Mason and certain of its affiliates, as well as from certain institutions having agreements with Legg Mason. Navigator Class shares are currently offered for sale only to: Institutional Clients of Legg Mason Trust Company for which they exercise discretionary investment management responsibility and accounts of the customers with such Institutional Clients; qualified retirement plans managed on a discretionary basis and having net assets of at least $200 million; any qualified retirement plan having net assets of at least $300 million; clients of Bartlett & Co. who, as of December 19, 1996 were shareholders of Bartlett Short-Term Bond Fund or Bartlett Fixed Income Fund and for whom Bartlett acts as an ERISA fiduciary; Class Y shareholders of Bartlett Europe Fund or Bartlett Financial Services Fund on October 5, 1999; any qualified retirement plan of Legg Mason, Inc. or of any of its affiliates; certain institutions who were clients of Fairfield Group, Inc. as of February 28, 1999 for investment of their own monies and monies for which they act in a fiduciary capacity; and any open-end investment company advised or managed by Legg Mason Fund Adviser, Inc. ("LMFA") or by any person controlling, controlled by, or under common control with LMFA. Navigator Class shares may not be purchased by individuals directly, but Institutional Clients may purchase shares for Customer Accounts maintained for individuals. Primary Class shares and Class A shares are available to all other investors.

Future First Systematic Investment Plan and Transfer of Funds from Financial Institutions
--------------------------------------------------------------------------------

          If you invest in Primary Class shares or Class A shares, the Prospectus for those shares explains that you may buy Primary Class shares or Class A shares through the Future First Systematic Investment Plan. Under this plan you may arrange for automatic monthly investments in Primary Class shares or Class A shares of $50 or more by authorizing Boston Financial Data Services ("BFDS"), the Fund's transfer agent, to transfer funds each month from your Legg Mason account or from your checking/savings account to be used to buy Primary Class shares at the per share net asset value determined on the day the funds are sent from your bank. You will receive a quarterly account statement. You may terminate the Future First Systematic Investment Plan at any time without charge or penalty. Forms to enroll in the Future First Systematic Investment Plan are available from any Legg Mason or affiliated office.

          Investors in Primary Class shares may also buy Primary Class shares through a plan permitting transfers of funds from a financial institution. Certain financial institutions may allow the investor, on a pre-authorized basis, to have $50 or more automatically transferred monthly for investment in shares of the Fund to:

                      Legg Mason Wood Walker, Incorporated
                                Funds Processing
                                  P.O. Box 1476
                         Baltimore, Maryland 21203-1476

If the investor's check is not honored by the institution it is drawn on, the investor may be subject to extra charges in order to cover collection costs. These charges may be deducted from the investor's shareholder account.

Systematic Withdrawal Plan
--------------------------

          If you own Primary Class shares or Class A shares with a net asset value of $5,000 or more, you may also elect to make systematic withdrawals from your Fund account of a minimum of $50 on a monthly basis. The amounts paid to you each month are obtained by redeeming sufficient shares from your account to provide the withdrawal amount that you have specified. The Systematic Withdrawal Plan is not currently available for shares held in an Individual Retirement

Account ("IRA"), Simplified Employee Pension Plan ("SEP"), Savings Incentive Match Plan for Employees ("SIMPLE") or other qualified retirement plan. You may change the monthly amount to be paid to you without charge not more than once a year by notifying Legg Mason or the affiliate with which you have an account. Redemptions will be made at the shares' net asset value per share determined as of the close of regular trading of the New York Stock Exchange ("Exchange") (normally 4:00 p.m., eastern time) ("close of the Exchange") on the first day of each month. If the Exchange is not open for business on that day, the shares will be redeemed at the per share net asset value determined as of the close of the Exchange on the preceding business day. The check for the withdrawal payment will usually be mailed to you on the next business day following redemption. If you elect to participate in the Systematic Withdrawal Plan, dividends and other distributions on all shares in your account must be automatically reinvested in the applicable class of shares. You may terminate the Systematic Withdrawal Plan at any time without charge or penalty. The Fund, its transfer agent, and Legg Mason also reserve the right to modify or terminate the Systematic Withdrawal Plan at any time.

          Withdrawal payments are treated as a sale of shares rather than as a dividend or other distribution. These payments are taxable to the extent that the total amount of the payments exceeds the tax basis of the shares sold. If the periodic withdrawals exceed reinvested dividends and distributions, the amount of your original investment may be correspondingly reduced.

          Ordinarily, you should not purchase additional shares of the Fund if you maintain a Systematic Withdrawal Plan, because you may incur tax liabilities in connection with such purchases and withdrawals. The Fund will not knowingly accept purchase orders from you for additional shares if you maintain a Systematic Withdrawal Plan unless your purchase is equal to at least one year's scheduled withdrawals. In addition, if you maintain a Systematic Withdrawal Plan you may not make periodic investments under the Future First Systematic Investment Plan.

Other Information Regarding Redemption
--------------------------------------

          The Fund reserves the right to modify or terminate the wire or telephone redemption services described in the Prospectuses at any time.

          The date of payment for redemption may not be postponed for more than seven days, and the right of redemption may not be suspended, by the Fund or its distributor except (i) for any period during which the Exchange is closed (other than for customary weekend and holiday closings), (ii) when trading in markets the Fund normally utilizes is restricted, or an emergency, as defined by rules and regulations of the SEC, exists, making disposal of the Fund's investments or determination of its net asset value not reasonably practicable, or (iii) for such other periods as the SEC by regulation or order may permit for protection of the Fund's shareholders. In the case of any such suspension, you may either withdraw your request for redemption or receive payment based upon the net asset value next determined after the suspension is lifted.

          The Fund reserves the right, under certain conditions, to honor any request by making payment in whole or in part in securities valued in the same way as they would be valued for purposes of computing the Fund's net asset value per share. If payment is made in securities, a shareholder should expect to incur brokerage expenses in converting those securities into cash and will be subject to fluctuation in the market price of those securities until they are sold. The Fund does not redeem "in kind" under normal circumstances, but would do so where the adviser determines that it would be in the best interests of the Fund's shareholders as a whole.

          Class A shares that were purchased pursuant to the front-end sales charge waiver on purchases of $1 million or more and are redeemed within one year of their purchase are subject to a CDSC of 1.00% of the shares' net asset value at the time of purchase or redemption, whichever is less.

                            VALUATION OF FUND SHARES

          Net asset value of a Fund share is determined daily for each Class as of the close of the Exchange, on every day the Exchange is open, by dividing the value of the total assets attributable to that Class, less liabilities attributable to that Class, by the number of shares of that Class outstanding. Pricing will not be done on days when the Exchange is closed. The Exchange currently observes the following holidays: New Year's Day, Presidents' Day, Martin Luther King, Jr. Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. As described in the Prospectuses, securities for which market quotations are readily available are valued at current market value. Securities traded on an exchange or the Stock Market are normally valued at last sale prices. Other over-the-counter securities, and securities traded on exchanges for which there is no sale on a particular day (including debt securities), are valued at the mean of latest closing bid and asked prices. Securities with remaining maturities of 60 days or less are valued at amortized cost. Securities and other assets quoted in foreign currencies will be valued in U.S. dollars based on the currency exchange rates prevailing at the time of the valuation. All other securities are valued at fair value as determined by or under the direction of the Fund's Board of Directors. Premiums received on the sale of call options are included in the net asset value of each Class, and the current market value of options sold by the Fund will be subtracted from net assets of each Class.

                             PERFORMANCE INFORMATION

Total Return Calculations
-------------------------

          Average annual total return quotes used in the Fund's  advertising and
other  promotional  materials  ("Performance   Advertisements")  are  calculated
separately for each Class according to the following formula:

            P(1+T)n         =        ERV
where:      P               =        a hypothetical initial payment of $1,000
            T               =        average annual total return
            n               =        number of years
            ERV             =        ending redeemable value of a
                                     hypothetical $1,000 payment made at
                                     the beginning of that period

          Under the foregoing formula, the time periods used in Performance Advertisements will be based on rolling calendar quarters, updated at least to the last day of the most recent quarter prior to submission of the Performance Advertisements for publication. Total return, or "T" in the formula above, is computed by finding the average annual change in the value of an initial $1,000 investment over the period. In calculating the ending redeemable value, all dividends and other distributions by the Fund are assumed to have been reinvested at net asset value on the reinvestment dates during the period.

          The following tables show the value, as of the end of the fiscal year, of a hypothetical investment of $10,000 made in the Fund at commencement of operations of Primary Class shares and Class A shares of the Fund. The tables assume that all dividends and other distributions are reinvested in the Fund. They include the effect of all charges and fees applicable to the respective class of shares the Fund has paid. (There are no fees for investing or reinvesting in the Fund imposed by the Fund, and there are no redemption fees other than those described above for Class A shares.) They do not include the effect of any income tax that an investor would have to pay on distributions. Performance data is only historical, and is not intended to indicate the Fund's future performance.

Primary Class shares
--------------------

                  Value of Original Shares     Value of Shares
                  Plus Shares Obtained         Acquired Through
                  Through Reinvestment of      Reinvestment of
Fiscal Year       Capital Gain Distributions   Income Dividends     Total Value
--------------------------------------------------------------------------------
1998*             $  10,570                     $ 0                 $ 10,570

1999              $   9,410                     $ 0                 $  9,410

* November 16, 1998 (commencement of operations) to December 31, 1998.


Class A Shares
--------------


                  Value of Original Shares     Value of Shares
                  Plus Shares Obtained         Acquired Through
                  Through Reinvestment of      Reinvestment of
Fiscal Year       Capital Gain Distributions   Income Dividends     Total Value
--------------------------------------------------------------------------------
1998*             $  10,077                    $  0                 $ 10,077

1999              $   9,039                    $  0                 $ 9,039

* November 16, 1998 (commencement of operations) to December 31, 1998.


          With  respect  to  Primary  Class  shares,  if the  investor  had  not reinvested dividends and other distributions, the total value of the hypothetical investment as of December 31, 1999 would have been $9,410, and the investor would have received a total of $ 0 in distributions. With respect to Class A shares, if the investor had not reinvested dividends and other distributions, the total value of the hypothetical investment as of December 31, 1999 would have been $ 9,039, and the investor would have received a total of $ 0 in distributions. If the adviser had not waived certain fees in the 1998-1999 fiscal year, returns would have been lower.

          From time to time the Fund may compare the performance of a Class to the performance of other investment companies, groups of investment companies, various market indices or the features or performances of alternative investments in advertisements, sales literature and reports to shareholders. One such market index is the S&P 500, a widely recognized, unmanaged index composed of the capitalization-weighted average of the prices of 500 of the largest publicly traded stocks in the U.S. The S&P 500 includes reinvestment of all dividends. It takes no account of the costs of investing or the tax consequences of distributions. The Fund invests in many securities that are not included in the S&P 500.

          The fund may also include calculations, such as hypothetical compounding examples or tax-free compounding examples, which describe hypothetical results in such communications. Such performance examples will be based on an express set of assumptions that are not indicative of the performance of the fund.

          From time to time, the total return of the fund may be quoted in advertisements, shareholder reports, or other communications to shareholders.

          The Fund may also cite rankings and ratings, and compare the return of a Class with data published by Lipper Analytical Services, Inc. ("Lipper"), CDA Investment Technologies, Inc., Wiesenberger Investment Company Services, Value Line, Morningstar, and other services or publications that monitor, compare and/or rank the performance of investment companies. The Fund may also refer in such materials to mutual fund performance rankings, ratings, comparisons with funds having similar investment objectives, and other mutual funds reported in independent periodicals, including, but not limited to, FINANCIAL WORLD, MONEY Magazine, FORBES, BUSINESS WEEK, BARRON'S, FORTUNE, THE KIPLINGER LETTERS, THE WALL STREET JOURNAL, and THE NEW YORK TIMES.

          The Fund may compare the investment return of a Class to the return on certificates of deposit and other forms of bank deposits, and may quote from organizations that track the rates offered on such deposits. Bank deposits are insured by an agency of the federal government up to specified limits. In contrast, Fund shares are not insured, the value of Fund shares may fluctuate, and an investor's shares, when redeemed, may be worth more or less than the investor originally paid for them. Unlike the interest paid on many certificates of deposit, which remains at a specified rate for a specified period of time, the return of each Class of Shares will vary.

          Fund advertisements may reference the history of the distributor and its affiliates, the education and experience of the portfolio manager, and the fact that the portfolio manager engages in value investing. With value investing, the adviser invests in those securities it believes to be undervalued in relation to the long-term earning power or asset value of their issuers. Securities may be undervalued because of many factors, including market decline, poor economic conditions, tax-loss selling, or actual or anticipated unfavorable developments affecting the issuer of the security. The adviser believes that the securities of sound, well-managed companies that may be temporarily out of favor due to earnings declines or other adverse developments are likely to provide a greater total return than securities with prices that appear to reflect anticipated favorable developments and that are therefore subject to correction should any unfavorable developments occur.

          In advertising, the Fund may illustrate hypothetical investment plans designed to help investors meet long-term financial goals, such as saving for a child's college education or for retirement. Sources such as the Internal Revenue Service, the Social Security Administration, the Consumer Price Index and Chase Global Data and Research may supply data concerning interest rates, college tuitions, the rate of inflation, Social Security benefits, mortality statistics and other relevant information. The Fund may use other recognized sources as they become available.

          The Fund may use data prepared by independent third parties such as Ibbotson Associates and Frontier Analytics, Inc. to compare the returns of various capital markets and to show the value of a hypothetical investment in a capital market. Typically, different indices are used to calculate the performance of common stocks, corporate and government bonds and Treasury bills.

          The Fund may illustrate and compare the historical volatility of different portfolio compositions where the performance of stocks is represented by the performance of an appropriate market index, such as the S&P 500, and the performance of bonds is represented by a nationally recognized bond index, such as the Lehman Brothers Long-Term Government Bond Index.

          The Fund may also include in advertising biographical information on key investment and managerial personnel.

          The Fund may advertise examples of the potential benefits of periodic investment plans, such as dollar cost averaging, a long-term investment technique designed to lower average cost per share. Under such a plan, an investor invests in a mutual fund at regular intervals a fixed dollar amount thereby purchasing more shares when prices are low and fewer shares when prices are high. Although such a plan does not guarantee profit or guard against loss in declining markets, the average cost per share could be lower than if a fixed number of shares were purchased at the same intervals. Investors should consider their ability to purchase shares through periods of low price levels.

          The Fund may discuss Legg Mason's tradition of service. Since 1899, Legg Mason and its affiliated companies have helped investors meet their specific investment goals and have provided a full spectrum of financial services. Legg Mason affiliates serve as investment advisers for private accounts and mutual funds with assets of approximately $ 104.2 billion as of December 31, 1999.

          In advertising, the Fund may discuss the advantages of saving through tax-deferred retirement plans or accounts, including the advantages and disadvantages of "rolling over" a distribution from a retirement plan into an IRA, factors to consider in determining whether you qualify for such a rollover, and the other options available. These discussions may include graphs or other illustrations that compare the growth of a hypothetical tax-deferred investment to the after-tax growth of a taxable investment.

     TAX-DEFERRED RETIREMENT PLANS - PRIMARY CLASS SHARES AND CLASS A SHARES

          In general, income earned through the investment of assets of qualified retirement plans and IRAs is not taxed to their beneficiaries until the income is distributed to them. Primary Class or Class A investors who are considering establishing an IRA or a SEP, SIMPLE or other qualified retirement plan should consult their attorneys or other tax advisers with respect to individual tax questions. The option of investing in IRAs or those plans with respect to Primary Class or Class A shares through regular payroll deductions may be arranged with a Legg Mason or affiliated financial advisor and your employer. Additional information with respect to IRAs and those plans is available upon request from any Financial Advisor or Service Provider.

          Traditional IRA. Certain Primary Class or Class A investors may obtain tax advantages by establishing an IRA. Specifically, except as noted below, if neither you nor your spouse is an active participant in a qualified employer or government retirement plan, or if either you or your spouse is an active participant and your adjusted gross income does not exceed a certain level, then each of you may deduct cash contributions made to an IRA in an amount for each taxable year not exceeding the lesser of 100% of your earned income or $2,000. However, a married investor who is not an active participant in such a plan and files a joint income tax return with his or her spouse (and their combined adjusted gross income does not exceed $150,000) is not affected by the spouse's active participant status. In addition, if your spouse is not employed and you file a joint return, you may establish a separate IRA for your spouse and contribute up to a total of $4,000 to the two IRAs, provided that the contribution to either does not exceed $2,000. If your employer's plan qualifies as a SIMPLE, permits voluntary contributions and meets certain other requirements, you may make voluntary contributions to that plan that are treated as deductible IRA contributions.

          Even if you are not in one of the categories described in the preceding paragraph, you may find it advantageous to invest in Primary Class or Class A shares through non-deductible IRA contributions, up to certain limits, because all dividends and other distributions on your Fund shares are then not immediately taxable to you or the IRA; they become taxable only when distributed to you. To avoid penalties, your interest in an IRA must be distributed, or start to be distributed, to you not later than April 1 following the calendar year in which you attain age 70 1/2. Distributions made before age 59 1/2, in addition to being taxable, generally are subject to a penalty equal to 10% of the distribution, except in the case of death or disability, where the distribution is rolled over into another qualified plan or certain other situations.

          Roth IRA. A shareholder whose adjusted gross income (or combined adjusted gross income with his or her spouse) does not exceed certain levels may establish and contribute up to $2,000 per tax year to a Roth IRA. In addition, for a shareholder whose adjusted gross income does not exceed $100,000 (or is not married filing a separate return), certain distributions from traditional IRAs may be rolled over to a Roth IRA and any of the shareholder's traditional IRAs may be converted to a Roth IRA; these rollover distributions and conversions are, however, subject to federal income tax.

          Contributions to a Roth IRA are not deductible; however, earnings accumulate tax-free in a Roth IRA, and withdrawals of earnings are not subject to federal income tax if the account has been held for at least five years (or in the case of earnings attributable to rollover contributions from or conversions of a traditional IRA, the rollover or conversion occurred more than five years before the withdrawal) and the account holder has reached age 59 1/2 (or certain other conditions apply).

          Education IRA. Although not technically for retirement savings, an Education IRA provides a vehicle for saving for a child's higher education. An Education IRA may be established for the benefit of any minor, and any person whose adjusted gross income does not exceed certain levels may contribute to an Education IRA, provided that no more than $500 may be contributed for any year to Education IRAs for the same beneficiary. Contributions are not deductible and may not be made after the beneficiary reaches age 18; however, earnings accumulate tax-free, and withdrawals are not subject to tax if used to pay the qualified higher education expenses of the beneficiary (or a qualified family member).

Simplified Employee Pension Plan -- SEP
---------------------------------------

          Legg Mason makes available to corporate and other employers a SEP for investment in Primary Class or Class A shares.

Savings Incentive Match Plan for Employees - SIMPLE
---------------------------------------------------

          An employer with no more than 100 employees that does not maintain another retirement plan may establish a SIMPLE either as separate IRAs or as part of a Code section 401(k) plan. A SIMPLE, which is not subject to the complicated nondiscrimination rules that generally apply to qualified retirement plans, will allow certain employees to make elective contributions of up to $6,000 per year and will require the employer to make either matching contributions up to 3% of each such employee's salary or a 2% nonelective contribution.

          Withholding at the rate of 20% is required for federal income tax purposes on certain distributions (excluding, for example, certain periodic payments) from the foregoing retirement plans (except IRAs and SEPs), unless the recipient transfers the distribution directly to an "eligible retirement plan" (including IRAs and other qualified plans) that accepts those distributions. Other distributions generally are subject to regular wage withholding at the rate of 10% (depending on the type and amount of the distribution), unless the recipient elects not to have any withholding apply. Primary Class and Class A investors should consult their plan administrator or tax advisor for further information.

                             MANAGEMENT OF THE FUND

          The Fund's officers are responsible for the operation of the Fund under the direction of the Board of Directors. The officers and directors of the Fund and their principal occupations during the past five years are set forth below. An asterisk (*) indicates officers and/or directors who are "interested persons" of the Fund as defined by the 1940 Act. The business address of each officer and director is 100 Light Street, Baltimore, Maryland 21202, unless otherwise indicated.

          JOHN F. CURLEY, JR.* [7/24/39], Chairman of the Board and Director; President and/or Chairman of the Board and Director/Trustee of all Legg Mason retail funds. Retired: Vice Chairman and Director of Legg Mason Wood Walker, Inc. and Legg Mason, Inc.; Director of Legg Mason Fund Adviser, Inc. and Western Asset Management Company (each a registered investment adviser ); Officer and/or Director of various other affiliates of Legg Mason, Inc.

          EDWARD A. TABER III* [8/25/43], President and Director; Senior Executive Vice President of Legg Mason, Inc. and Legg Mason Wood Walker, Inc.; Chairman and Director of Legg Mason Fund Adviser, Inc. and Director of Western Asset Management Company (each a registered investment adviser ); President and/or Director/Trustee of all Legg Mason retail funds except Legg Mason Tax Exempt Trust. Formerly: Executive Vice President of T. Rowe Price-Fleming International, Inc. (1986-1992) and Director of the Taxable Income Division at
T. Rowe Price Associates, Inc. (1973-1992).

          ARNOLD L. LEHMAN [7/18/44], Director; 200 Eastern Parkway, Brooklyn, NY. Director, The Brooklyn Museum of Art; Director/Trustee of all Legg Mason retail funds. Formerly: Director, Baltimore Museum of Art.

          JILL  E.  McGOVERN  [8/29/44],   Director;  400  Seventh  Street,  NW,
Washington, DC, Chief Executive Officer of the Marrow Foundation. Director/Trustee of all Legg Mason retail funds. Formerly: Executive Director of the Baltimore International Festival (January 1991 - March 1993); and Senior Assistant to the President of The Johns Hopkins University (1986 - 1991).

          RICHARD G. GILMORE [6/9/27], Director; 10310 Tamo Shanter Place, Bradenton, Florida. Independent Consultant. Director of CSS Industries, Inc. (diversified holding company whose subsidiaries are engaged in the manufacture and sale of decorative paper products, business forms, and specialty metal packaging); Director of PECO Energy Company (formerly Philadelphia Electric Company); Director/Trustee of all Legg Mason retail funds. Formerly: Senior Vice President and Chief Financial Officer of Philadelphia Electric Company (now PECO Energy Company); Executive Vice President and Treasurer, Girard Bank, and Vice President of its parent holding company the Girard Company; and Director of Finance, City of Philadelphia.

          T.A. RODGERS [10/22/34], Director; 2901 Boston Street, Baltimore, Maryland. Principal, T. A. Rodgers & Associates (management consulting). Director/Trustee of all Legg Mason retail funds. Formerly: Director and Vice President of Corporate Development, Polk Audio, Inc. (manufacturer of audio components).

          G. PETER O'BRIEN [10/13/45], Director; Trustee of Colgate University; Director/Trustee of all Legg Mason retail funds except Legg Mason Income Trust, Inc., and Legg Mason Tax Exempt Trust, Inc. Retired: Managing Director/Equity Capital Markets Group of Merrill Lynch & Co. (1971-1999).

          NELSON A. DIAZ [5/23/47], Director; One Logan Square, Philadelphia, PA. Partner, Blank Rome Comisky, & McCauley LLP since 1997. Trustee of Temple University and of Philadelphia Museum of Art. Board member of U.S. Hispanic Leadership Institute, Democratic National Committee, and National Association for Hispanic Elderly. Formerly: General Counsel, United States Department of Housing and Urban Development (1993 - 1997). Director/Trustee of all Legg Mason retail funds except Legg Mason Income Trust, Inc. and Legg Mason Tax Exempt Trust, Inc.

          The executive officers of the Corporation, other than those who also serve as directors, are:

          MARIE K. KARPINSKI* [1/1/49], Vice President and Treasurer; Vice President and Treasurer of all Legg Mason retail funds.

          PATRICIA A. MAXEY* [7/10/67],  Secretary; employee of Legg Mason since
November  1999.   Formerly:   employee  of  Select  Appointments   International
(1998-1999) and of Fidelity Investments (1995-1997).

          WM.  SHANE  HUGHES*  [4/24/68],   Assistant  Secretary  and  Assistant
Treasurer; employee of Legg Mason since May 1997. Formerly: Senior Associate of C.W. Amos and Co. (a regional public accounting firm).

          The Nominating Committee of the Board of Directors is responsible for the selection and nomination of disinterested directors. The Committee is composed of Messrs. Gilmore, Lehman, Rodgers, O'Brien, Diaz and Dr. McGovern.

          Officers and directors of the Fund who are "interested persons" of the Fund receive no salary or fees from the Fund. Each Director who is not an interested person of the Fund ("Independent Directors") receives an annual retainer and a per meeting fee based on the average net assets of the Fund at December 31, of the previous year.

          On April 1, 2000 the directors and officers of the Corporation beneficially owned in the aggregate less than 1% of the Fund's outstanding shares.

          On March 31, 2000 the following entities were known by the fund to own of record 5% or more of the fund's outstanding shares:

Name                    Address                               % of Ownership
----                    -------                               --------------

Neuberger Berman LLC    55 Water St.,                         60.81% (Class A)
                        New York, NY  10041

Kinco & Co.             c/o Republic National Bank             5.13% (Class A)
                        1 Hanson PL, Brooklyn, NY 11243

Daniel J. Lubin         3 Goddard Dr                          99.82% (Navigator)
                        Auburn, MA  01501


          The following table provides certain information relating to the compensation of the Corporation's directors. None of the Legg Mason funds has any retirement plan for its directors.

COMPENSATION TABLE
------------------
--------------------------------------------------------------------------------
                                  Aggregate          Total Compensation From
                                Compensation          Fund and Fund Complex
Name of Person and Position       From Fund*           paid to Directors**
--------------------------------------------------------------------------------
John F. Curley, Jr. -                  None                None
Chairman of the Board and
Director
--------------------------------------------------------------------------------
Edward A. Taber - President
and Director                           None                None
--------------------------------------------------------------------------------
Arnold L. Lehman - Director            $  600              $  41,100
--------------------------------------------------------------------------------
Jill E. McGovern - Director            $  600              $  41,100
--------------------------------------------------------------------------------
Richard G. Gilmore - Director          $  600              $  41,100
--------------------------------------------------------------------------------
T.A. Rodgers - Director                $  600              $  41,100
--------------------------------------------------------------------------------
G. Peter O'Brien - Director***         $  600              $  15,000
--------------------------------------------------------------------------------
Nelson A. Diaz - Director****          $  0                $   0
--------------------------------------------------------------------------------

* Represents compensation paid to the directors for the fiscal year ending December 31, 1999.

** Represents aggregate compensation paid to each director during the calendar year ended December 31, 1999. There are twelve open-end investment companies in the Legg Mason Complex (with a total of twenty-four funds).

***  Mr. O'Brien was appointed to the Board on November 11, 1999.

**** Mr. Diaz was appointed to the Board on February 10, 2000.

                      THE FUND'S INVESTMENT ADVISER/MANAGER

          Legg Mason Fund Adviser, Inc. ("LMFA"), a Maryland corporation, is located at 100 Light Street, Baltimore, Maryland 21202. LMFA is a wholly owned subsidiary of Legg Mason, Inc., which is also the parent of Legg Mason and Gray, Seifert & Co ("Gray, Seifert"). LMFA serves as manager to Financial Services Fund under a Management Agreement between Legg Mason Investors Trust, Inc. on behalf of the Fund and LMFA ("Management Agreement").

          The Management Agreement provides that, subject to overall direction by the Fund's Board of Directors, LMFA manages or oversees the investment and other affairs of the Fund. LMFA is responsible for managing the Fund consistent with the Fund's investment objective and policies described in its Prospectuses and this Statement of Additional Information. LMFA also is obligated to (a) furnish the Fund with office space and executive and other personnel necessary for the operation of the Fund; (b) supervise all aspects of the Fund's operations; (c) bear the expense of certain informational and purchase and redemption services to the Fund's shareholders; (d) arrange, but not pay for, the periodic updating of prospectuses, proxy material, tax returns and reports to shareholders and state and federal regulatory agencies; and (e) report regularly to the Fund's officers and directors. In addition, LMFA and its affiliates pay all compensation of directors and officers of the Fund who are officers, directors or employees of LMFA. The Fund pays all of its expenses which are not expressly assumed by LMFA. These expenses include, among others, interest expense, taxes, brokerage fees and commissions, expenses of preparing and printing prospectuses, proxy statements and reports to shareholders and of distributing them to existing shareholders, custodian charges, transfer agency fees, distribution fees to Legg Mason, the Fund's distributor, compensation of the independent directors, legal and audit expenses, insurance expense, shareholder meetings, proxy solicitations, expenses of registering and qualifying Fund shares for sale under federal and state law, governmental fees and expenses incurred in connection with membership in investment company organizations. The Fund also is liable for such nonrecurring expenses as may arise, including litigation to which the Fund may be a party. The Fund may also have an obligation to indemnify its directors and officers with respect to litigation.

          LMFA receives for its services to the Fund a management fee, calculated daily and payable monthly at an annual rate of 1.00% of the average daily net assets of the Fund. LMFA has agreed to waive its fees for Financial Services Fund for expenses related to Primary Class shares (exclusive of taxes, interest, brokerage and extraordinary expenses) in excess of 2.25% of average net assets attributable to Primary Class shares until April 30, 2001. LMFA has agreed to waive its fees for expenses related to Navigator Class shares (exclusive of taxes, interest, brokerage and extraordinary expenses) in excess of 1.25% of average net assets attributable to Navigator Class shares until April 30, 2001, and LMFA has agreed to waive its fees for expenses related to Class A shares (exclusive of taxes, interest, brokerage and extraordinary expenses) in excess of 1.50% of average net assets attributable to Class A shares until April 30, 2001.

          Until October 5, 1999, Bartlett & Co. served as manager to Financial Services Fund under compensation arrangements substantially similar to those with LMFA. For the period November 16, 1998 (commencement of operations) to December 31, 1998, the Fund paid Bartlett advisory fees in the amount of $17,081. For the period January 1, 1999 to October 5, 1999, the Fund paid Bartlett advisory fees in the amount of $ 139,411. For the period October 6, 1999 to December 31, 1999, the Fund paid LMFA management fees in the amount of $ 75,300.

          Under the Management Agreement, the Fund has the non-exclusive right to use the name "Legg Mason" until that Agreement is terminated, or until the right is withdrawn in writing by LMFA.

          Gray, Seifert, 380 Madison Avenue, New York, New York, serves as investment sub-adviser to Financial Services Fund under a Sub-Advisory Agreement between Gray, Seifert and LMFA ("Sub-Advisory Agreement"). Prior to October 5, 1999, Gray, Seifert served as sub-adviser to the Fund under arrangements with Bartlett substantially similar to those with LMFA.

          Gray, Seifert is responsible for providing investment advice to Financial Services Fund in accordance with its investment objective and policies, and for placing orders to purchase and sell portfolio securities pursuant to directions from the Fund's officers. For Gray, Seifert's services to Financial Services Fund, LMFA (not the Fund) pays Gray, Seifert a fee equal to 60% of the fee it receives from the Fund for advisory and administrative services. For the period November 16, 1998 (commencement of operations) to December 31, 1998, Bartlett & Co. paid $10,249 to Gray, Seifert. For the period January 1, 1999 to October 5, 1999, Bartlett & Co. paid $ 83,647 to Gray, Seifert. For the period October 6, 1999 to December 31, 1999, LMFA paid Gray Seifert $ 45,180 for its services to the Fund.

          Under the Management Agreement and the Sub-Advisory Agreement, Gray, Seifert will not be liable for any error of judgment or mistake of law or for any loss suffered by LMFA or by the Fund in connection with the performance of the Management Agreement or the Sub-Advisory Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations or duties under the respective agreement.

          The Management Agreement and the Sub-Advisory Agreement terminate automatically upon assignment and are terminable at any time without penalty by vote of the Fund's Board of Directors, by vote of a majority of the Fund's outstanding voting securities, by LMFA or by Gray, Seifert, on not less than 60 days' notice to the other party to the Agreement and may be terminated immediately upon the mutual written consent of all parties to the Agreement.

          To mitigate the possibility that the Fund will be affected by personal trading of employees, the Corporation and LMFA have adopted policies that restrict securities trading in the personal accounts of portfolio managers and others who normally come into advance possession of information on portfolio transactions. These policies comply, in all material respects, with the recommendations of the Investment Company Institute.

                      PORTFOLIO TRANSACTIONS AND BROKERAGE

          The portfolio turnover rate is computed by dividing the lesser of purchases or sales of securities for the period by the average value of portfolio securities for that period. Short-term securities are excluded from the calculation. For the period November 16, 1998 to December 31, 1998, the portfolio turnover rate was 0% (annualized). For the fiscal year ended December 31, 1999, the portfolio turnover rate was 27.1%.

          Under the Sub-Advisory Agreement with the Fund, the adviser is responsible for the execution of the Fund's portfolio transactions and must seek the most favorable price and execution for such transactions, subject to the possible payment, as described below, of higher brokerage commissions to brokers who provide research and analysis. The Fund may not always pay the lowest commission or spread available. Rather, in placing orders for the Fund the Fund's Adviser also takes into account such factors as size of the order, difficulty of execution, efficiency of the executing broker's facilities (including the services described below), and any risk assumed by the executing broker.

          Consistent with the policy of most favorable price and execution, the Adviser may give consideration to research, statistical and other services furnished by brokers or dealers to the Adviser for its use, may place orders with brokers who provide supplemental investment and market research and securities and economic analysis and may pay to these brokers a higher brokerage commission than may be charged by other brokers. Such services include, without limitation, advice as to the value of securities; the advisability of investing in, purchasing, or selling securities; advice as to the availability of securities or of purchasers or sellers of securities; and furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts. Such research and analysis may be useful to the Adviser in connection with services to clients other than the Fund whose brokerage generated the service. LMFA's and/or Gray Seifert's fee is not reduced by reason of its receiving such brokerage and research services.

          From time to time the Fund may use Legg Mason as broker for agency transactions in listed and over-the-counter securities at commission rates and under circumstances consistent with the policy of best execution. Commissions paid to Legg Mason will not exceed "usual and customary brokerage commissions." Rule 17e-1 under the 1940 Act defines "usual and customary" commissions to include amounts which are "reasonable and fair compared to the commission, fee or other remuneration received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time." In the over-the-counter market, the Fund generally deals with responsible primary market-makers unless a more favorable execution can otherwise be obtained.

          For the fiscal year ended December 31, 1999, the Fund paid total brokerage commissions of $44,923. For the period November 16, 1998 (commencement of operations) to December 31, 1998, the Fund paid total brokerage commissions of $ 20,148. Legg Mason received no brokerage commissions from the Fund for those same periods.

          Except as permitted by SEC rules or orders, the Fund may not buy securities from, or sell securities to, Legg Mason or its affiliated persons as principal. The Fund's Board of Directors has adopted procedures in conformity with Rule 10f-3 under the 1940 Act whereby the Fund may purchase securities that are offered in certain underwritings in which Legg Mason or any of its affiliated persons is a participant. These procedures, among other things, limit the Fund's investment in the amount of securities of any class of securities offered in an underwriting in which Legg Mason or any of its affiliated persons is a participant so that: the Fund together with all other registered investment companies having the same adviser, may not purchase more than 25% of the principal amount of the offering of such class. In addition, the Fund may not purchase securities during the existence of an underwriting if Legg Mason is the sole underwriter for those securities.

          Section 11(a) of the Securities Exchange Act of 1934 prohibits Legg Mason from executing transactions on an exchange for its affiliates, such as the Fund, unless the affiliate expressly consents by written contract. The Fund's Advisory Agreement expressly provides such consent.

          Among the broker-dealers regularly used by the Fund during the fiscal year ended December 31, 1999, Financial Services Fund owned securities of its regular broker/dealers or their parents as follows: 10,000 shares of A.G. Edwards, with a market value of $320,625; 7,000 shares of Merrill Lynch & Co. Inc. with a market value of $584,500; 9,500 shares of Paine Webber Group, Inc $368,719; 18,000 shares of Ragen MacKenzie Group Inc. with a market value of $324,000. Investment decisions for the Fund are made independently from those of other funds and accounts advised by Gray, Seifert. However, the same security may be held in the portfolios of more than one fund or account. When two or more accounts simultaneously engage in the purchase or sale of the same security, the prices and amounts will be equitably allocated to each account. In some cases, this procedure may adversely affect the price or quantity of the security available to a particular account. In other cases, however, an account's ability to participate in large-volume transactions may produce better executions and prices.

                             THE FUND'S DISTRIBUTOR

          Legg Mason acts as distributor of the Fund's shares pursuant to an Underwriting Agreement with the Fund. The Underwriting Agreement obligates Legg Mason to promote the sale of Fund shares and to pay certain expenses in connection with its distribution efforts, including expenses for the printing and distribution of prospectuses and periodic reports used in connection with the offering to prospective investors (after the prospectuses and reports have been prepared, set in type and mailed to existing shareholders at the Fund's expense), and for supplementary sales literature and advertising costs.

          The Fund has adopted a Distribution Plan for Primary Class shares ("Primary Class Plan"), and a Distribution Plan for Class A shares ("Class A Plan"), which, among other things, permit the Fund to pay Legg Mason fees for its services related to sales and distribution of Primary Class shares or Class A shares and the provision of ongoing services to holders of those shares. Payments are made only from assets attributable to Primary Class shares or Class A shares. Under the Primary Class Plan, the aggregate fees may not exceed an annual rate of 1.00% of the Fund's average daily net assets attributable to Primary Class shares. Under the Class A Plan, the aggregate fees may not exceed an annual rate of 0.25% of the Fund's average daily net assets attributable to Class A shares. Distribution activities for which such payments may be made include, but are not limited to, compensation to persons who engage in or support distribution and redemption of shares, printing of prospectuses and reports for persons other than existing shareholders, advertising, preparation and distribution of sales literature, overhead, travel and telephone expenses, all with respect to the respective class of shares only.

          Each Plan was adopted, as required by Rule 12b-1 under the 1940 Act, by a vote of the Board of Directors, including a majority of the directors who are not "interested persons" of the Corporation as that term is defined in the 1940 Act, and who have no direct or indirect financial interest in the operation of the Plan or the Underwriting Agreement ("12b-1 Directors"). In approving the continuation of each Plan, in accordance with the requirements of Rule 12b-1, the directors determined that there was a reasonable likelihood that each Plan would benefit the Fund and its Primary Class or Class A shareholders. The directors considered, among other things, the extent to which the potential benefits of the Plan to the Fund's Primary Class or Class A shareholders could offset the costs of the Plan; the likelihood that the Plan would succeed in producing such potential benefits; the merits of certain possible alternatives to the Plan; and the extent to which the retention of assets and additional sales of the Fund's Primary Class shares or Class A shares would be likely to maintain or increase the amount of compensation paid by the Fund to the adviser/LMFA.

          In considering the costs of the Plans, the directors gave particular attention to the fact that any payments made by the Fund to Legg Mason under the Plan would increase the Fund's level of expenses in the amount of such payments. Further, the directors recognized that the adviser/LMFA would earn greater management fees if the Fund's assets were increased, because such fees are calculated as a percentage of the Fund's assets and thus would increase if net assets increase. The directors further recognized that there can be no assurance that any of the potential benefits described below would be achieved if the Plans were implemented.

          Among the potential benefits of the Plans, the directors noted that the payment of commissions and service fees to Legg Mason and its investment executives could motivate them to improve their sales efforts with respect to the Fund's Primary Class shares and Class A shares and to maintain and enhance the level of services they provide to the Fund's Primary Class and Class A shareholders. These efforts, in turn, could lead to increased sales and reduced redemptions, eventually enabling the Fund to achieve economies of scale and lower per share operating expenses. Any reduction in such expenses would serve to offset, at least in part, the additional expenses incurred by the Fund in connection with its Plan. Furthermore, the investment management of the Fund could be enhanced, as net inflows of cash from new sales might enable its portfolio manager to take advantage of attractive investment opportunities, and reduced redemptions could eliminate the potential need to liquidate attractive securities positions in order to raise the funds necessary to meet the redemption requests.

          As compensation for its services and expenses, Legg Mason receives from the Fund an annual distribution fee equivalent to .75% and 0% of its average daily net assets attributable to Primary Class shares and Class A shares, respectively and a service fee equivalent to .25% and .25% of its average daily net assets attributable to Primary Class and Class A shares, respectively in accordance with the respective Plans. All distribution and service fees are calculated daily and paid monthly. Each Plan will continue in effect only so long as it is approved at least annually by the vote of a majority of the Board of Directors, including a majority of the 12b-1 Directors, cast in person at a meeting called for the purpose of voting on the Plan. Each Plan may be terminated by a vote of a majority of the 12b-1 Directors or by a vote of a majority of the outstanding voting Primary Class shares or Class A shares. Any change in a Plan that would materially increase the distribution cost to the Fund requires shareholder approval; otherwise the Plan may be amended by the directors, including a majority of the 12b-1 Directors, as previously described.

          In accordance with Rule 12b-1, each Plan provides that Legg Mason will submit to the Fund's Board of Directors, and the directors will review, at least quarterly, a written report of any amounts expended pursuant to the Plan and the purposes for which expenditures were made. In addition, as long as the Plan is in effect, the selection and nomination of the Independent Directors will be committed to the discretion of such Independent Directors.

          Until October 5, 1999, LM Financial Partners, Inc. ("LMFP") served as distributor of Financial Services Fund's Class A and Primary Class shares under arrangements with LMFP substantially similar to those with Legg Mason. For the period November 16, 1998 to December 31, 1998, Financial Services Fund paid LMFP $1,785 and $12,955 in distribution and/or service fees under the Plans, from assets attributable to Class A shares and Primary Class shares, respectively and for the period January 1, 1999 to October 5, 1999, the Fund paid LMFP $9,779 and $191,690 in distribution and/or service fees under the Plans, from assets attributable to Class A shares and Primary Class shares, respectively. For the period October 6, 1999 to December 31, 1999, the Fund paid Legg Mason $2,953 and $70,443 in distribution and/or service fees under the Plans, from assets attributable to Class A shares and Primary Class shares, respectively.

          During the period January 1, 1999 to October 5, 1999, LMFP incurred the following expenses with respect to Primary Class shares and Class A shares:


                                      Primary Class          Class A Shares
                                         Shares

Sales and Commissions                   $ 98,861                $  9,361

Retail Branch Distribution/             $ 58,820                $ 22,270
       Sales Management

Promotion & Advertising/                $ 54,235                $ 20,535
       Funds Marketing

Printing and mailing of                 $  8,413                $  3,185
       prospectuses

Administration & Overhead               $ 20,271                $  7,675
                                      ------------------------------------------
Total expenses                          $240,600                $ 63,026


          During the year ended December 31, 1999, Legg Mason incurred the following expenses with respect to Primary Class shares and Class A shares:

                                       Primary Class          Class A Shares
                                          Shares

Sales and Commissions                    $ 30,939               $ 2,930

Retail Branch Distribution/
       Sales Management                  $ 18,408               $ 6,970
Promotion & Advertising/
       Funds Marketing                   $ 16,973               $ 6,426

Printing and mailing of
       prospectuses                      $  2,633               $   997

Administration & Overhead                $  6,343               $  2,402
                                      ------------------------------------------
Total expenses                           $ 75,296               $ 19,725

          The foregoing are estimated and do not include all expenses fairly allocable to LMFP's, Legg Mason's or their affiliates' efforts to distribute Primary Class shares or Class A shares.

                            CAPITAL STOCK INFORMATION

          The Articles of Incorporation of the Corporation authorize issuance of three hundred seventy five million shares of par value $.001 per share of Financial Services Fund. The Corporation has issued additional series of shares. The Fund currently has three classes of shares - Primary Class shares, Navigator Class shares, and Class A shares. Each class represents interests in the same pool of assets. A separate vote is taken by a Class of Shares of the Fund if a matter affects just that Class of Shares. Each Class of Shares may bear certain differing Class-specific expenses and sales charges, which may affect performance. Voting rights are not cumulative. All shares in the Fund are fully paid and nonassessable and have no preemptive or conversion rights.

          Shareholder meetings will not be held except where the Investment Company Act of 1940 requires a shareholder vote on certain matters (including the election of directors, approval of an advisory contract and certain amendments to the plan of distribution pursuant to Rule 12b-1), at the request of 10% or more of the shares entitled to vote as set forth in the bylaws of the Corporation; or as the Board of Directors from time to time deems appropriate.

         THE FUND'S CUSTODIAN AND TRANSFER AND DIVIDEND-DISBURSING AGENT

          State Street Bank and Trust Company ("State Street"), P.O. Box 1713, Boston, Massachusetts 02105, serves as custodian of the Fund's assets. Boston Financial Data Services ("BFDS"), P.O. Box 953, Boston, Massachusetts 02103, as agent for State Street, serves as transfer and dividend-disbursing agent, and administrator of various shareholder services. Legg Mason assists BFDS with certain of its duties as transfer agent and receives compensation from BFDS for its services. Shareholders who request an historical transcript of their account will be charged a fee based upon the number of years researched. The Fund reserves the right, upon 60 days' written notice, to make other charges to investors to cover administrative costs.

                            THE FUND'S LEGAL COUNSEL

          Kirkpatrick & Lockhart LLP, 1800 Massachusetts Ave., N.W., Washington, D.C. 20036-1800, serves as counsel to the Fund.

                         THE FUND'S INDEPENDENT AUDITORS

          Ernst  &  Young  LLP,  Two  Commerce   Square,   2001  Market  Street,
Philadelphia, PA 19103, serves as independent auditors for Financial Services Fund.

                              FINANCIAL STATEMENTS

          The Statement of Net Assets as of December 31, 1999, the Statement of Operations for the year ended December 31, 1999; the Statement of Changes in Net Assets for the fiscal years ended December 31, 1999 and December 31, 1998; the Financial Highlights for the periods presented; the Notes to Financial Statements and the Report of Independent Public Accountants, each with respect to Financial Services Fund, are included in the annual report for the year ended December 31, 1999, and are hereby incorporated by reference in this Statement of Additional Information.

                                                                     Appendix A

                              RATINGS OF SECURITIES

Description  of Moody's  Investors  Service,  Inc.  ("Moody's")  corporate  bond ratings:
--------------------------------------------------------------------------------

          Aaa-Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge". Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

          Aa -Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than in Aaa securities.

          A-Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.

          Baa-Bonds which are rated Baa are considered medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

          Ba-Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

          B- Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

          Caa-Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

          Ca-  Bonds  which  are  rated  Ca  represent   obligations  which  are
speculative in a high degree. Such issues are often in default or have other marked shortcomings.

          C-Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Description of Standard & Poor's ("S&P") corporate bond ratings:
---------------------------------------------------------------

          AAA-An obligation rated AAA has the highest rating assigned by S&P. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

          AA -An obligation rated AA differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

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

          A-An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

          BBB-An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation. Obligations rated BB, B, CCC, CC, and C are regarded as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

          BB-An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

          B-An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

          CCC-An obligation rated CCC is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

          CC-An  obligation   rated  CC  is  currently   highly   vulnerable  to
nonpayment.

          C-A subordinated debt or preferred stock obligation rated C is currently highly vulnerable to nonpayment. The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued. A C also will be assigned to a preferred stock issue in arrears on dividends or sinking fund payments but that is currently paying.

          D-An obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

          Plus (+) or minus (-)-The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

          r-This symbol is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating. Examples include: obligations linked or indexed to equities, currencies, or commodities; obligations exposed to severe prepayment risk-such as interest-only or principal-only mortgage securities; and obligations with unusually risky interest terms, such as inverse floaters.

          N.R.-This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular obligation as a matter of policy.

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